UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI Funds, Inc.
(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

John S. Brandser
Fiduciary Management, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 226-4555
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2020

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT
March 31, 2020

FMI Large Cap Fund	FMI International Fund
Investor Class (Ticker Symbol: FMIHX)	Investor Class (Ticker Symbol: FMIJX)
Institutional Class (Ticker Symbol: FMIQX)	Institutional Class (Ticker Symbol: FMIYX)

FMI Common Stock Fund	FMI International Fund II – Currency Unhedged
Investor Class (Ticker Symbol: FMIMX)	Investor Class (Not Available For Sale)
Institutional Class (Ticker Symbol: FMIUX)	Institutional Class (Ticker Symbol: FMIFX)

FMI Funds, Inc.

Advised by Fiduciary Management, Inc.
www.fmifunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or a bank). Instead, the reports will be made available on the Fund's website www.fmifunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-811-5311.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-811-5311 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

FMI Funds, Inc.
TABLE OF CONTENTS

FMI Large Cap Fund
Shareholder Letter	1
Schedule of Investments	6
Industry Sectors	8

FMI Common Stock Fund
Shareholder Letter	9
Schedule of Investments	14
Industry Sectors	16

FMI International Fund and FMI International Fund II – Currency Unhedged
Shareholder Letter	17

FMI International Fund
Schedule of Investments	23
Schedule of Forward Currency Contracts	27
Industry Sectors	29

FMI International Fund II – Currency Unhedged
Schedule of Investments	30
Industry Sectors	33

Financial Statements
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38
Financial Highlights	42
Notes to Financial Statements	49

Additional Information	61
Expense Example	62
Advisory Agreements	64
Disclosure Information	73

FMI
Large Cap
Fund

March 31, 2020

Dear Fellow Shareholders:

The FMI Large Cap Fund fell 23.43%1 in the March quarter compared to the benchmark Standard & Poor’s 500 decline of 19.60%.  Sectors that contributed to relative performance included Energy Minerals, Consumer Non-Durables, and Consumer Durables.  Detracting sectors included Technology Services, Industrial Services, and Health Technology.  Dollar General, Nestlé and UnitedHealth Group held up from a relative standpoint but were still down in the quarter. Schlumberger, PPG Industries, Southwest Airlines and several others declined sharply. Fears about COVID-19 and reactions to this caused a sharp and widespread drop in stock prices over a very short 30-day span, followed by a remarkable bounce over three days.  In addition to this turmoil, a price war broke out in oil, with Saudi Arabia apparently making the decision to punish the Russians for not cooperating with an OPEC supply cut, but more likely intending to cripple the U.S. shale (frack oil) market.  World economies were already slowing prior to COVID-19.  The severe response both here and abroad, with “shelter in place” orders and temporary suspensions of many activities and business closures will send most economies into a deep recession.  In the last week of March, Goldman Sachs projected a 34% (annualized rate) decline in second quarter U.S. GDP. The market slide was largely indiscriminate, with most equities precipitously falling.  Stocks related to travel, hospitality, financials and industrials were some of the worst hit.  Many of these sectors were on the value side of the investment spectrum, resulting in underperformance of value-oriented strategies versus growth ones during the quarter.  The Russell 1000 Value Index underperformed the Russell 1000 Growth Index by 12.63% in the March quarter, continuing a multi-year pattern.  While the FMI Large Cap Fund outperformed the Russell 1000 Value, it lagged the S&P 500.  For the first time in a long time, however, we no longer have to sing the “relative value” song.  Good absolute values have emerged and today we are more enthusiastic about future long-term equity returns.  We increased our personal investments in the FMI Large Cap Fund in the quarter.

By the time this letter is read we will have a much greater understanding of COVID-19, so it is hazardous to make too many definitive statements now.  On the optimistic front, it appears that the ultimate mortality rate is likely to be lower than some of the figures bandied about in early March.  With antibody testing just beginning as of the date of this writing (March 31), we will start to gain a better understanding in a few weeks of how prevalent the infection is and how to structure a more optimal treatment and quarantine regimen.  It is hard to keep calm in the midst of these unsettling events.  Deaths are heartbreaking and images of turmoil in emergency departments is frightening.  If the latest mortality projections from the Administration’s point person (“up to 240,000 U.S. deaths”) prove accurate, it will be a very deadly disease.  It is important, however, to keep perspective on COVID-19.  Assuming the 240,000 figure ends up being accurate and all the people who die from this virus would not have passed from other comorbidities (highly unlikely), it would represent 8.6% of the approximately 2.8 million people who die every year in the United States.  The point is, the disease is awful and seems overwhelming, but it is manageable.
_______________

[1]	The FMI Large Cap Fund Investor Class (FMIHX) and the FMI Large Cap Fund Institutional Class (FMIQX) had a return of -23.43% and-23.38%, respectively, for the first quarter of 2020.

What has been most unusual in this crisis is the response.  We have not seen anything quite like it in peacetime. Implementing shelter-in-place orders and shutting down large swaths of the economy may very well be the best approach, but it is not the only option, and it is not shared by all highly-respected experts or countries.  It forces a set of trade-offs that perhaps people have not fully considered.  This is not the place to debate something that has already been decided and is unlikely to be reversed.  Investors must deal in realities. What we know for sure is that the response to this crisis has put the economy in a deep hole with massive unemployment.  Leaders are trying to cushion the blow with $2.2 trillion of programs, loans and grants, with all of it coming from additional borrowing.  Recall that prior to the outbreak, the economy wasn’t robust.  Growth was uneven and fairly slow, and the budget deficit had already surged to $1 trillion.  With CARES, the deficit will soon exceed $3 trillion, juxtaposed to the Federal budget of $4.9 trillion, collections of approximately $3.9 trillion (pre-COVID-19), and existing total Federal debt load of over $22 trillion.  Given how sharply GDP will plunge, it is conceivable that the deficit will exceed Federal collections.  All this debt (as well as increased corporate borrowings) will be a headwind to long-term growth.  Combining the fiscal picture with an activist Federal Reserve, who gained new powers from the CARES Act, poses significant long-term challenges.  But this reckoning is down the road…

In the meantime, there is the short and intermediate term to consider.  What will an economic “restart” actually look like?  Will people act normally?  We have already seen cancellations of many things into August.  Will governors even allow certain activities like ballgames, concerts, conferences, etc.?  We think it will take some time.  Earnings for the most affected industries such as hospitality, airlines, restaurants, and many cyclicals have declined dramatically and are unlikely to recover quickly.  We believe most of these concerns are already in the stocks.  Predicting people’s fears and behaviors, however, is difficult.  Second order effects will be widespread, hurting earnings across a very broad spectrum of sectors.  Few companies will be spared.  The Fed made its predictable move, lowering its benchmark interest rate to near zero percent, which has hurt the financial sector.  For the first time in memory, short-term interest rates ticked negative late in the quarter.  Balance sheet strength will be critical throughout the intermediate term, even with government assistance. More than a few of the popular growth stocks rely on equity financing, which can turn fickle when fear arises.  Companies like Airbnb, Uber and Lyft may be in deep trouble if risk appetites go dormant.  Even Tesla, which has been remarkably resilient, could face a rougher future if the demand for big ticket luxuries weakens and financing needs remain high.  Corporate borrowing spreads, particularly in the sub-investment-grade area, have blown out over the past several weeks.  The cost of capital has changed dramatically over the past month.

This type of environment should work in our favor.  The FMI Large Cap Fund has a portfolio of financially strong enterprises.  We are confident in their ability to weather a longer-than-expected recession. We think value stocks should regain their multiples as the economy stabilizes.  The FMI Large Cap Fund trades at a large discount to the S&P 500 (depicted in the nearby table) and the Russell 1000 Value on most valuation metrics.  As a rule of thumb, we are using 2019 earnings as a peak which we think most companies will return to by roughly 2023, give or take a year. Some firms will recover more quickly, but our experience is that recoveries generally take longer than expected.  Still, we think valuations largely incorporate these worries.  Volatility is extreme, however, so investors must focus a few years out and not on the day-to-day.

Below, in a shortened presentation format, we highlight several of our attractive stocks.

Berkshire Hathaway Inc. Cl B (BRK/B) — Analyst: Robert Helf

Berkshire Hathaway is a diversified holding company engaged in insurance, rail transportation, utilities and energy, manufacturing, services, retail and finance.  Chairman and CEO Warren Buffett has assembled a collection of industry-leading companies that utilize the advantage of large, permanent capital to drive superior returns (Berkshire has compounded at a 20% rate, versus 10% in the S&P 500 since 1965).  In 2019, Berkshire generated $254 billion in revenues and $24 billion in net operating earnings. The largest contributors to Berkshire’s pre-tax earnings were: Insurance (26%), Manufacturing, Service and Retail (33%) and BNSF (22%).  Insurance, Finance and Utilities cumulatively account for 45% of after-tax income.  The company’s track record in underwriting in its Property & Casualty Insurance business is excellent, with underwriting profits in 16 out of the past 17 years and $28 billion in underwriting gains during this time frame.  The shares have sold off meaningfully in the COVID-19 crisis and are at one of the widest discounts to intrinsic value in a long time.  Buffett likes to use “look through earnings” to approximate the economic earnings of Berkshire Hathaway.  If we apply a modest mid-teen multiple to these earnings, we get more than the current stock price. This does not give any value to the $129 billion in insurance float that Berkshire has on its books.  The stock is trading at book value and the company has historically repurchased stock at 1.2 times book value or lower.  We would be surprised if Buffett wasn’t repurchasing Berkshire stock aggressively and/or preparing to make a significant acquisition.  With Buffett nearing 90 years old, some investors worry about Berkshire’s future.  The company is decentralized; we are not concerned about the operating companies.  We think the sum-of-the-parts valuation is far in excess of the current enterprise value.

Charles Schwab Corp. (SCHW) — Analyst: Benjamin Karek

Charles Schwab is a discount broker. The discount brokerage industry has been subject to persistent pricing pressure over time (equity trades are now free) and as a result, we expect that this market will continue to consolidate into the hands of the two largest players: Fidelity and Charles Schwab. Despite the pricing pressure, this is a great business. The franchise benefits from long-term market appreciation, and Schwab’s excellent interface and customer service has allowed it to gain market share.  Revenue has grown approximately 10% over time, while earning a 30-year average return on equity of 20%.  Schwab’s scale is large enough that they can now monetize the business primarily through net interest income on idle client cash (~2/3 of sales). This is a big change for an established business, but we think it has two benefits: 1) client cash generates revenue for Schwab, yet it is not an explicit cost for the client. As a result, we think pricing pressure will be modest over time; and 2) clients shift from risk assets to cash in volatile markets. This acts as a natural hedge in down markets, and we are currently seeing this play out today.  Schwab’s balance sheet has little-to-no credit risk (a good position going into a recession) and they are well-capitalized with a tier 1 equity ratio of 7.3%. The shares currently trade at a significant discount to history.

Emerson Electric Co. (EMR) — Analyst: Andy Ramer

Emerson Electric offers a wide range of products and services primarily in the areas of Automation, HVAC & Refrigeration, and Construction. The company is comprised of Automation Solutions, Climate Technologies, and Tools & Home Products.  Emerson has market-leading positions thanks to their domain knowledge, innovation (differentiated technology), and services & solutions capability to address complex challenges in critical markets. Automation Solutions enable customers to maximize production while reducing costs, and Climate Technologies improves energy efficiency, enhances comfort, and protects food quality. Although a cyclical company, nearly 40% of total sales come from the maintenance, repair and optimization portion of Automation Solutions (significant installed base). The replacement nature of Climate Technologies also helps this part of the business be less cyclical in a downturn.  In addition to contingency plans in the current economic environment, the company’s balance sheet is positioned very conservatively (strong investment-grade credit) and they have plenty of liquidity. With a compelling valuation, we feel that Emerson is an attractive investment opportunity over our time horizon.

Honeywell International Inc. (HON) — Analyst: Andy Ramer

Honeywell has established market-leading positions in innovative technologies.  They have an excellent service and support network, with a large installed base of equipment.  This installed base is mission-critical and creates after-market sales opportunities.  The ROIC is greater than 20%.  The company has a strong and deep management bench and an excellent corporate culture.  Honeywell is conservatively-run from a business, accounting, and balance sheet perspective.  With exposure to Aerospace (45% of profit) and Oil & Gas (15-20% of profit), the stock came under recent pressure.  Within Aerospace, commercial aftermarket, defense, and commercial original equipment account for 16%, 14%, and 8% of total company sales, respectively, the latter of which includes business jets and general aviation.  Oil & Gas has proven to be resilient as it is predominantly mid/downstream, with the upstream accounting for just 2-3% of total sales.  The company has a strong balance sheet.  The stock trades at a mid-teens free cash flow multiple.

JPMorgan Chase & Co. (JPM) — Analyst: Dain Tofson

JPMorgan is a leading global financial services firm with assets of $2.7 trillion. About half of profit comes from the community bank; a third from the investment bank; and the remainder split between the commercial bank and the asset management arm.  JPMorgan is a leading player across all four businesses and has consistently gained market share. The management team, led by Jamie Dimon, prudently invests to grow the bank’s competitive advantage as evidenced by JPMorgan’s technology spend of $12 billion per year – a figure that’s virtually impossible for others to match. An enduring characteristic of JPMorgan is the bank’s fortress balance sheet. The bank carries substantial excess capital and liquidity. As a testament to the strength of the franchise, since 2000, JPMorgan’s pre-tax income compound annual growth rate has outpaced all core peers with lower volatility.  2020 will likely see reserve building, lower investment banking transactions and lower income.  The stock trades at a single-digit earnings multiple and has a 3.8% dividend yield. This is a compelling valuation for arguably the best-run bank in the country.

Koninklijke Philips N.V. — SP-ADR (PHG) — Analyst: Daniel Sievers

Philips is a leading global Healthcare/MedTech company with 60% of sales from #1 or #2 market positions. Segments include Diagnosis & Treatment (44%), Connected Care (24%), Personal Health (30%), and Other (2%). Philips is among the top three players that collectively have greater than 70% share of the global diagnostic imaging market. They are particularly strong in the growing area of Image-Guided Therapy (40% global share) and specialized cardiac ultrasound (60% global share). Philips’ connected care segment includes patient monitoring and respiratory care (ventilators and CPAP). Lastly, Philips has Norelco (Grooming), Sonicare (Oral), Avent (Baby) and a small appliance business that will be sold. Philips is likely to grow 4-6%, with potential for a few hundred basis point margin improvement. High research and development spending has led to strong new product launches. COVID-19 will likely impact diagnostic imaging system orders/sales to hospitals for a while, but more than 40% of segment sales and profits are recurring software, services, and support.  Philips balance sheet is solid. The stock trades at a nice discount to MedTech peers, has a mid-teens earnings multiple and a 2.4% dividend yield.

Quest Diagnostics Inc. (DGX) — Analyst: Daniel Sievers

Quest Diagnostics is normally a very steady business, as medical testing typically follows a consistent cadence. Quest and Lab Corporation together are the most efficient, lowest-cost lab network providers in the United States, gradually taking market share from both small labs that aren’t as efficient, and hospital labs that charge much more per test. Prior to COVID-19, the story was one of solid mid-single-digit volume growth, driven by share gains (small labs struggling due to Medicare reimbursement pressure), and the early innings of UnitedHealth’s preferred lab opportunity, which was designed to force volumes out of high-cost hospital labs and towards Quest & Lab Corporation. This was being offset by normal declines in commercial price, and a much bigger near-term slide in Medicare prices, due to regulatory edicts. We expect the regulatory pressure to wane.  Although partially offset by COVID-19 tests, in the near-term, COVID-19 is resulting in a deferral of many medical visits and procedures that would normally send test volumes to Quest. We view this as a temporary setback. Quest is a durable business, has a good balance sheet, trades at a low-teens earnings multiple and has a 2.5% dividend yield.

UnitedHealth Group Inc. (UNH) — Analyst: Daniel Sievers

UnitedHealth Group is the combination of UnitedHealthcare (UHC), a leader in U.S. health insurance, and Optum, a data-centric powerhouse that provides services to UHC, other health insurers, and medical businesses of all types. In November 2019, UnitedHealth projected 2020 revenues of $209 billion for UHC (5.4% operating margins) and $128 billion for Optum (8.4% operating margins) before $76 billion in intercompany eliminations.  UHC is 51% of profits and Optum is 49%. COVID-19 is creating some uncertainty in the near-term that may result in a spike in direct medical costs, but there are two short-run offsets: (1) near-term deferral of complicated and costly procedures, and (2) less risky population-level behavior (fewer ‘other’ infectious diseases, car crashes, sports injuries, etc.). Longer-term, the two biggest growth drivers for UnitedHealth continue to be (1) private insurers’ increasing penetration of Medicare Advantage and Medicaid Managed Care, and (2) medical cost trends (units + price) running about 5.5% in the U.S. (supported by demographics). The company believes it can achieve several years of 13%-16% EPS growth.  It trades at a very reasonable mid-teens 2019 earnings multiple, pays a healthy dividend, and has a strong balance sheet.

Thank you for your confidence in the FMI Large Cap Fund.

This shareholder letter is unaudited.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 97.1% (a)

COMMERCIAL SERVICES SECTOR — 3.0%
	Advertising/Marketing Services — 3.0%
1,915,000	Omnicom Group Inc.	$130,244,329	$105,133,500

CONSUMER NON-DURABLES SECTOR — 9.5%
	Beverages: Non-Alcoholic — 3.0%
870,000	PepsiCo Inc.	87,034,347	104,487,000
	Food: Major Diversified — 3.1%
1,035,000	Nestlé S.A. — SP-ADR	42,766,797	106,594,650
	Household/Personal Care — 3.4%
2,345,000	Unilever PLC — SP-ADR	95,739,911	118,586,650

CONSUMER SERVICES SECTOR — 6.9%
	Cable/Satellite TV — 3.0%
3,075,000	Comcast Corp. — Cl A	137,373,075	105,718,500
	Other Consumer Services — 3.9%
100,000	Booking Holdings Inc.*	180,883,316	134,532,000

DISTRIBUTION SERVICES SECTOR — 2.2%
	Wholesale Distributors — 2.2%
2,730,000	HD Supply Holdings Inc.*	110,173,209	77,613,900

ELECTRONIC TECHNOLOGY SECTOR — 2.0%
	Electronic Components — 2.0%
1,125,000	TE Connectivity Ltd.	18,488,667	70,852,500

FINANCE SECTOR — 20.2%
	Investment Banks/Brokers — 3.2%
3,330,000	The Charles Schwab Corp.	126,848,297	111,954,600
	Major Banks — 3.3%
1,270,000	JPMorgan Chase & Co.	81,217,047	114,338,100
	Multi-Line Insurance — 7.2%
1,365,000	Berkshire Hathaway Inc. — Cl B*	98,753,863	249,562,950
	Property/Casualty Insurance — 3.5%
1,105,000	Chubb Ltd.	149,204,423	123,417,450
	Regional Banks — 3.0%
1,400,000	Northern Trust Corp.	126,659,090	105,644,000

HEALTH SERVICES SECTOR — 10.1%
	Health Industry Services — 4.1%
1,785,000	Quest Diagnostics Inc.	177,648,439	143,335,500
	Managed Health Care — 6.0%
835,000	UnitedHealth Group Inc.	59,680,677	208,232,300

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2020 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 97.1% (a) (Continued)

HEALTH TECHNOLOGY SECTOR — 6.0%
	Medical Specialties — 6.0%
2,500,000	Koninklijke Philips N.V. — SP-ADR	$117,835,873	$100,400,000
3,040,000	Smith & Nephew PLC — SP-ADR	112,449,434	109,044,800
		230,285,307	209,444,800

INDUSTRIAL SERVICES SECTOR — 1.2%
	Oilfield Services/Equipment — 1.2%
3,185,000	Schlumberger Ltd.	128,898,419	42,965,650

PROCESS INDUSTRIES SECTOR — 2.2%
	Industrial Specialties — 2.2%
940,000	PPG Industries Inc.	93,821,831	78,584,000

PRODUCER MANUFACTURING SECTOR — 15.0%
	Building Products — 4.1%
4,125,000	Masco Corp.	146,069,746	142,601,250
	Electrical Products — 4.0%
1,360,000	Eaton Corp. PLC	126,444,798	105,658,400
700,000	Emerson Electric Co.	32,861,674	33,355,000
		159,306,472	139,013,400
	Industrial Conglomerates — 4.2%
1,090,000	Honeywell International Inc.	97,837,141	145,831,100
	Trucks/Construction/Farm Machinery — 2.7%
1,525,000	PACCAR Inc.	61,257,549	93,223,250

RETAIL TRADE SECTOR — 11.0%
	Apparel/Footwear Retail — 3.2%
2,325,000	The TJX Companies Inc.	79,810,798	111,158,250
	Discount Stores — 7.8%
1,060,000	Dollar General Corp.	76,625,601	160,070,600
1,505,000	Dollar Tree Inc.*	134,150,227	110,572,350
		210,775,828	270,642,950

TECHNOLOGY SERVICES SECTOR — 2.5%
	Information Technology Services — 2.5%
530,000	Accenture PLC	14,245,259	86,527,800

TRANSPORTATION SECTOR — 5.3%
	Air Freight/Couriers — 3.0%
1,590,000	Expeditors International of Washington Inc.	58,590,114	106,084,800
	Airlines — 2.3%
2,205,000	Southwest Airlines Co.	119,966,867	78,520,050
	Total common stocks	3,023,580,818	3,384,600,900

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2020 (Unaudited)

Principal Amount		Cost	Value

SHORT-TERM INVESTMENTS — 2.9% (a)
	Bank Deposit Account — 2.9%
$100,251,747	U.S. Bank N.A., 0.400%^	$100,251,747	$100,251,747
	Total short-term investments	100,251,747	100,251,747
	Total investments — 100.0%	$3,123,832,565	3,484,852,647
	Other assets, less liabilities — 0.0% (a)		216,456
	TOTAL NET ASSETS — 100.0%		$3,485,069,103

*	Non-income producing security.
^	The rate shown is as of March 31, 2020.
(a)	Percentages for the various classifications relate to total net assets.
PLC	Public Limited Company
SP-ADR	Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS as a percentage of net assets
as of March 31, 2020 (Unaudited)

FMI
Common Stock
Fund

March 31, 2020

Dear Fellow Shareholders:

The FMI Common Stock Fund fell 27.14%1 in the March quarter compared to the benchmark Russell 2000 Index decline of 30.61%.  Sectors adding to relative performance included Producer Manufacturing, Process Industries and Consumer Services.  Detracting sectors included Health Technology, Electronic Technology, and Commercial Services. Houlihan Lokey, FirstCash and Phibro Animal Health held up reasonably well on a relative basis.  Howard Hughes, Ryder System, Woodward and many others declined sharply.  Fears about COVID-19 and reactions to this pandemic caused a sharp and widespread drop in stock prices over a very short 30-day span, followed by a remarkable bounce over three days. In addition to this turmoil, a price war broke out in oil, with Saudi Arabia apparently making the decision to punish Russia for not cooperating with an OPEC supply cut, but more likely intending to cripple the U.S. shale (frack oil) market.  World economies were already slowing prior to COVID-19. The severe response both here and abroad, with “shelter in place” orders and temporary suspensions of many activities and business closures, will send most economies into a deep recession.  In the last week of March, Goldman Sachs projected a 34% (annualized rate) decline in second quarter U.S. GDP. The market slide was largely indiscriminate, with most equities precipitously falling.  Stocks related to travel, hospitality, financials and industrials were some of the worst hit.  Many of these sectors were on the value side of the investment spectrum, resulting in underperformance of value-oriented strategies versus growth ones during the quarter.  The Russell 2000 Value Index underperformed the Russell 2000 Growth Index by 9.90% in the March quarter, continuing a multi-year pattern.  For the first time in a long time, however, we no longer have to sing the “relative value” song.  Good absolute values have emerged and today we are more enthusiastic about future long-term equity returns.  We increased our personal investments in the FMI Common Stock Fund in the quarter.

By the time this letter is read we will have a much greater understanding of COVID-19, so it is hazardous to make too many definitive statements now.  On the optimistic front, it appears that the ultimate mortality rate is likely to be lower than some of the figures bandied about in early March.  With antibody testing just beginning as of the date of this writing (March 31), authorities will start to gain a better understanding in a few weeks of how prevalent the infection is and how to structure a more optimal treatment and quarantine regimen.  It is hard to keep calm in the midst of these unsettling events.  Deaths are heartbreaking, and images of turmoil in emergency departments are frightening.  If the latest mortality projections from the Administration’s point person (“up to 240,000 U.S. deaths”) prove accurate, it will be a very deadly disease.  It is important, however, to keep perspective on COVID-19.  Assuming the 240,000 figure ends up being accurate and all the people who die from this virus would not have passed from other comorbidities (highly unlikely), it would represent 8.6% of the approximately 2.8 million people who die every year in the United States.  The point is, the disease is awful and seems overwhelming, but it is manageable.

_______________
[1]	The FMI Common Stock Fund Investor Class (FMIMX) and the FMI Common Stock Fund Institutional Class (FMIUX) had a return of -27.14% and-27.16%, respectively, for the first quarter of 2020.

What has been most unusual in this crisis is the response.  We have not seen anything quite like it in peacetime. Implementing shelter-in-place orders and shutting down large swaths of the economy may very well be the best approach, but it is not the only option, and it is not shared by all highly-respected experts or countries. It forces a set of trade-offs that perhaps people have not fully considered.  This is not the place to debate something that has already been decided and is unlikely to be reversed.  Investors must deal in realities. What we know for sure is that the response to this crisis has put the economy in a deep hole with massive unemployment.  Leaders are trying to cushion the blow with $2.2 trillion of programs, loans and grants, with all of it coming from additional borrowing.  Recall that prior to the outbreak, the economy wasn’t robust.  Growth was uneven and fairly slow, and the budget deficit had already surged to $1 trillion.  With CARES, the deficit will soon exceed $3 trillion, juxtaposed to the Federal budget of $4.9 trillion, collections of approximately $3.9 trillion (pre-COVID-19), and an existing total Federal debt load of over $22 trillion.  Given how sharply GDP will plunge, it is conceivable that the deficit will exceed Federal collections.  All this debt (as well as increased corporate borrowings) will be a headwind to long-term growth.  Combining the fiscal picture with an activist Federal Reserve, who gained new powers from the CARES Act, poses significant long-term challenges.  But this reckoning is down the road…

In the meantime, there is the short and intermediate term to consider.  What will an economic “restart” actually look like?  Will people act normally?  We have already seen cancellations of many things into August.  Will governors even allow certain activities like ballgames, concerts, conferences, etc.?  We think it will take some time.  Earnings for the most affected industries such as hospitality, airlines, restaurants, and many cyclicals have declined dramatically and are unlikely to recover quickly.  We believe most of these concerns are already in the stocks.  Predicting people’s fears and behaviors, however, is difficult.  Second-order effects will be widespread, hurting earnings across a very broad spectrum of sectors.  Few companies will be spared.  The Fed made its predictable move, lowering its benchmark interest rate to near zero percent, which has hurt the financial sector.  For the first time in memory, short-term interest rates ticked negative late in the quarter.  Balance sheet strength will be critical throughout the intermediate term, even with government assistance. More than a few of the popular growth stocks rely on equity financing, which can turn fickle when fear arises.  Companies like Airbnb, Uber and Lyft may be in deep trouble if risk appetites go dormant.  Even Tesla, which has been remarkably resilient, could face a rougher future if the demand for big ticket luxuries weakens and financing needs remain high.  Corporate borrowing spreads, particularly in the sub-investment-grade area, have blown out over the past several weeks.  The cost of capital has changed dramatically over the past month.

This type of environment should work in our favor.  The FMI Common Stock Fund has a portfolio of financially-strong enterprises.  We are confident in their ability to weather a longer-than-expected recession. We think value stocks should regain their multiples as the economy stabilizes.  The FMI Common Stock Fund trades at a large discount to the Russell 2000 (depicted in the nearby table) and the Russell 2000 Value on most valuation metrics.  As a rule of thumb, we are using 2019 earnings as a peak which we think most companies will return to by roughly 2023, give or take a year. Some firms will recover more quickly, but our experience is that recoveries generally take longer than expected.  Still, we think valuations largely incorporate these worries.  Volatility is extreme, however, so investors must focus a few years out and not on the day-to-day.

Below, in a shortened presentation format, we highlight several of our attractive stocks.

A.O. Smith Corp. (AOS) — Analyst: Benjamin Karek

A.O. Smith is a leading manufacturer of water heaters, boilers and purification systems. Effectively all of the company’s current operating profit comes from North America, and ~80% of that business is replacement demand for water heaters and boilers. These are necessary products that are typically replaced within 24-48 hours of breaking, making this a steady, high ROIC business. A.O. Smith is suffering from challenges in China, but at today’s valuation we are only paying a nominal amount for the Chinese business. In North America, 85% of the company’s distribution is exclusive, and we believe the stickiness of this network will help insulate it from competitive pressures. Additionally, by 2025 we will have lapped the replacement cycle headwind in 2022/2023 and investors will be staring at a decade-long increase in replacement volumes. A.O. Smith has net cash on the balance sheet and good liquidity and trades at a discount to its historical valuation.

Avery Dennison Corp. (AVY) — Analyst: Benjamin Karek

Avery has a consistent long-term record of success as a leading blue-chip manufacturer of pressure-sensitive labels and a variety of tickets, tags, labels and other converted products. Most of Avery’s products are sold into fast-moving markets including food, beverages, household products, apparel, e-commerce boxes, healthcare bandages, etc.  Given this, we believe the business is fairly stable.  Avery manages its operations to optimize economic value add and earns a 20% ROIC. The balance sheet has 1.7 times net debt-to-EBITDA with no near-term maturities and ample liquidity. Avery is trading at an attractive mid-teens earnings multiple.

Dentsply Sirona Inc. (XRAY) — Analyst: Daniel Sievers

Dentsply is #1 or #2 in a variety of dental specialty products, and Sirona is #1 in digital dentistry.  Typically, Dentsply sales are driven mostly by the predictable cadence of dental visits, although COVID-19 is requiring many dentists around the world to defer elective procedures. This caused the company’s share price to decline precipitously, creating an attractive entry point.  We have little doubt that once societies regain some semblance of normalcy, demand for Dentsply’s products will rebound.  The company targets long-term revenue growth of 3-4% and we expect margins to eventually expand to at least 20%.  The balance sheet is strong at 1.3 times net debt-to-EBITDA and operating cash flow has been improving as they begin to put restructuring and integration behind them.  Dentsply normally trades at a significant premium to the market, and now we can buy this quality franchise at a discount.

FirstCash Inc. (FCFS) — Analyst: Matthew Sullivan

FirstCash is the world’s largest operator of pawn stores. The company has 1,056 stores located in the United States, and 1,623 in Latin America. 60% of the company’s EBITDA comes from the U.S. segment, and 40% comes from the Latin American segment. The pawn business is steady, countercyclical, and generates attractive returns on capital. We expect FirstCash to hold up well in a recession. FirstCash also has the ability to grow its store base significantly over the next decade. The company’s balance sheet is in good shape, with a net debt-to-EBITDA ratio of 1.9 times and no near-term maturities. In addition to a discounted valuation, it is appealing considering its countercyclical nature.

Houlihan Lokey Inc. (HLI) — Analyst: Benjamin Karek

Houlihan Lokey’s advantageous positions in middle-market advisory and financial restructuring make it a durable franchise in what is otherwise not a very durable industry. The company’s advantages include a diverse customer and employee base, middle-market focus (which is less cyclical), deep relationships with private equity sponsors, and a countercyclical restructuring business. Houlihan’s financial restructuring business, the largest such practice by employee count and revenue, allows them to thrive regardless of the economy. As the global shutdown impacts revenues in almost every industry, liquidity and solvency concerns have quickly come into view. Given this, activity in Houlihan’s restructuring franchise is accelerating, and we expect growth here will largely offset declines in their mergers and acquisitions advisory business, albeit with a lag. With net cash and no financial debt, combined with a highly variable cost structure, we think Houlihan is set up to perform well in most economic environments.  This stock is trading at an attractive mid-teens earnings multiple.

Kennedy-Wilson Holdings Inc. (KW) — Analyst: Jordan Teschendorf

Kennedy-Wilson is an integrated real estate investment company which acquires, manages, and sells real estate properties and related investments. The company invests predominantly in multifamily (46% NOI), and commercial properties (47%), and to a lesser extent, hotel & industrial (7%), with a focus on growing in the Western United States (51% NOI), the United Kingdom (24%) and Ireland (21%).  The company has generated an impressive investment record across multiple geographies and economic environments, often providing liquidity when it has been scarce.  In recent years, the company has been a net seller of assets, building its liquidity position to record levels, deploying capital to internal NOI growth initiatives, and growing its fee income.  Notwithstanding potential near-term issues related to COVID-19, we think the company will continue to capitalize on market volatility and grow its recurring property NOI.  Kennedy-Wilson’s balance sheet is healthy, with strong liquidity.  We conservatively estimate the net asset value to be more than double the current stock price, with growth opportunities aplenty.

Robert Half International Inc. (RHI) — Analyst: Robert Helf

Robert Half is the market share and innovative leader in professional staffing to small and medium-sized businesses.  The company has a very strong franchise in the field of accounting (Accountemps) and finance, while its Protiviti professional consultancy has grown nicely over the last decade.  The temporary staffing business is cyclical, and the company will experience profit contraction during the COVID-19-induced recession. The company has the balance sheet to withstand a deep recession.  Historically, the time to buy Robert Half is when the near-term outlook is bleak.  Once the economy recovers, earnings should snap back quickly.  Additionally, the business generates significant cash from working capital during the early periods of contraction.  Robert Half has $200 million of net cash on the balance sheet. The enterprise value-to-sales ratio is about half of its 20-year average.

Zions Bancorporation (ZION) — Analyst: Dain Tofson

Zions is a mid-sized bank operating under seven brands, although most of its net interest income is from three: Zions (Utah), Amegy (Texas), and California Bank & Trust (California). The bank caters to small businesses and has a relatively large exposure to the energy industry, at 4.8% of the loan portfolio. As such, Zions is in the eye of the COVID-19 and oil price storms, causing the stock to decline substantially this year.  Management has improved the balance sheet since the financial crisis, increasing the CET1 (Common Equity Tier 1) ratio to >10% from <6%, improving the loan-to-deposit ratio to the mid-to-high 80s from >100%, and implemented a more robust risk management infrastructure. Given the changes, we believe the balance sheet can weather this environment.  The valuation is very compelling, trading at a significant discount to tangible book value. Longer-term, Zions’ strong position in growing markets, large non-interest deposit franchise, and improving efficiency ratio are appealing to us.

Thank you for your confidence in the FMI Common Stock Fund.

This shareholder letter is unaudited.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 93.3% (a)

COMMERCIAL SERVICES SECTOR — 13.4%
	Advertising/Marketing Services — 3.5%
1,535,000	Interpublic Group of Cos. Inc.	$27,569,569	$24,851,650
	Miscellaneous Commercial Services — 4.9%
1,175,000	Genpact Ltd.	20,111,863	34,310,000
	Personnel Services — 5.0%
308,140	ManpowerGroup Inc.	21,156,453	16,328,339
497,000	Robert Half International Inc.	22,716,657	18,761,750
		43,873,110	35,090,089

CONSUMER SERVICES SECTOR — 3.2%
	Other Consumer Services — 3.2%
65,000	Graham Holdings Co.	30,731,969	22,176,050

DISTRIBUTION SERVICES SECTOR — 12.2%
	Electronics Distributors — 3.8%
366,000	Arrow Electronics Inc. *	15,129,334	18,984,420
120,000	ePlus Inc. *	5,148,406	7,514,400
		20,277,740	26,498,820
	Medical Distributors — 1.5%
210,000	Henry Schein Inc. *	10,689,089	10,609,200
	Wholesale Distributors — 6.9%
240,000	Applied Industrial Technologies Inc.	14,790,552	10,972,800
900,000	HD Supply Holdings Inc. *	36,238,319	25,587,000
210,000	MSC Industrial Direct Co. Inc.	14,743,335	11,543,700
		65,772,206	48,103,500

ELECTRONIC TECHNOLOGY SECTOR — 1.9%
	Telecommunications Equipment — 1.9%
377,000	ViaSat Inc. *	26,326,629	13,541,840

FINANCE SECTOR — 23.3%
	Finance/Rental/Leasing — 5.6%
349,960	FirstCash Inc.	13,960,365	25,106,130
530,000	Ryder System Inc.	25,162,864	14,013,200
		39,123,229	39,119,330
	Investment Banks/Brokers — 2.7%
365,000	Houlihan Lokey Inc.	17,958,900	19,023,800
	Multi-Line Insurance — 4.7%
36,000	White Mountains Insurance Group Ltd.	32,246,093	32,760,000
	Property/Casualty Insurance — 2.8%
382,000	W.R. Berkley Corp.	6,214,851	19,928,940
	Real Estate Development — 4.5%
280,000	The Howard Hughes Corp. *	29,299,404	14,145,600
1,303,300	Kennedy-Wilson Holdings Inc.	26,457,630	17,490,286
		55,757,034	31,635,886

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2020 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 93.3% (a) (Continued)

FINANCE SECTOR — 23.3% (Continued)
	Regional Banks — 3.0%
790,000	Zions Bancorporation	$26,645,948	$21,140,400

HEALTH TECHNOLOGY SECTOR — 2.9%
	Medical Specialties — 2.3%
410,000	Dentsply Sirona Inc.	13,614,278	15,920,300
	Pharmaceuticals: Major — 0.6%
180,000	Phibro Animal Health Corp.	5,271,616	4,350,600

PROCESS INDUSTRIES SECTOR — 8.4%
	Containers/Packaging — 6.2%
427,000	Avery Dennison Corp.	28,190,470	43,498,490
	Industrial Specialties — 2.2%
392,000	Donaldson Co. Inc.	16,999,776	15,142,960

PRODUCER MANUFACTURING SECTOR — 24.9%
	Auto Parts: OEM — 1.1%
59,000	WABCO Holdings Inc. *	7,060,223	7,967,950
	Building Products — 4.8%
420,000	A.O. Smith Corp.	16,372,048	15,880,200
222,000	Armstrong World Industries Inc.	9,767,377	17,631,240
		26,139,425	33,511,440
	Industrial Machinery — 4.5%
228,000	EnPro Industries Inc.	16,552,585	9,024,240
290,000	Flowserve Corp.	6,443,683	6,928,100
265,000	Woodward Inc.	10,808,862	15,751,600
		33,805,130	31,703,940
	Metal Fabrication — 2.2%
147,000	Valmont Industries Inc.	20,685,525	15,579,060
	Miscellaneous Manufacturing — 9.8%
325,000	Carlisle Cos. Inc.	25,085,238	40,716,000
1,195,000	TriMas Corp. *	28,126,457	27,604,500
		53,211,695	68,320,500
	Trucks/Construction/Farm Machinery — 2.5%
1,085,000	Trinity Industries Inc.	21,332,059	17,435,950

RETAIL TRADE SECTOR — 1.8%
	Specialty Stores — 1.8%
440,000	Penske Automotive Group Inc.	15,383,750	12,320,000

TECHNOLOGY SERVICES SECTOR — 1.3%
	Information Technology Services — 1.3%
210,000	Insight Enterprises Inc. *	11,997,867	8,847,300
	Total common stocks	676,990,044	653,387,995

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2020 (Unaudited)

Principal Amount		Cost	Value

SHORT-TERM INVESTMENTS — 6.8% (a)
	Bank Deposit Account — 3.3%
$22,916,686	U.S. Bank N.A., 0.400%^	$22,916,686	$22,916,686
	U.S. Treasury Securities — 3.5%
25,000,000	U.S. Treasury Bills, 0.030%, due 04/23/20^	24,977,084	24,999,519
	Total short-term investments	47,893,770	47,916,205
	Total investments — 100.1%	$724,883,814	701,304,200
	Other assets, less liabilities — (0.1%) (a)		(855,445)
	TOTAL NET ASSETS — 100.0%		$700,448,755

*	Non-income producing security.
^	The rate shown is as of March 31, 2020.
(a)	Percentages for the various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS as a percentage of net assets
as of March 31, 2020 (Unaudited)

FMI International Fund
and
FMI International Fund II – Currency Unhedged

March 31, 2020

Dear Fellow Shareholders:

The first quarter of 2020 was unprecedented. The COVID-19 pandemic took the world by storm, rapidly spreading fear and panic across the globe. Stock markets collapsed in just a few short weeks, as governments ordered their citizens to “shelter in place,” shutting down huge swaths of the economy in the name of public safety. Thousands of lives were tragically lost to the virus, millions of jobs disappeared, and businesses were left wondering whether they would be able to meet their obligations as revenue evaporated. Facing a global economic recession, governments and central banks launched aggressive economic rescue packages.  This included extraordinary stimulus, quantitative easing (QE) and interest rate cuts, among other measures. While the full story is yet to be written, great uncertainty remains as we pen this letter.

Equity valuations were stretched well before COVID-19. At the same time, economic and business fundamentals had been deteriorating, with companies piling on debt through aggressive mergers & acquisitions and share buybacks, in lieu of organic capital investment. In our view, stock markets were already fragile, and COVID-19 sent them over the edge. As we mentioned in our June 2018 letter, we were often being asked what we think will cause the next bear market, and we wrote, “Our advice would be to expect the unexpected, as there’s a good chance that the next bear market will be driven by catalysts that no one sees coming.” As we are witnessing today, external shocks can be difficult to digest and extremely disruptive. It’s safe to say that COVID-19 was not on anyone’s radar, and it will take some time before the dust settles.

At this early stage, COVID-19 has hurt value investors much more than their growth counterparts. Many sectors and industries in the value camp, such as financials, energy, industrials, travel and hospitality, have been the hardest hit by the virus. Intensifying the market pressure, Saudi Arabia’s unexpected move to open the spigots has crushed the price of oil. Nearly all energy-related companies, including businesses that only have moderate energy exposure, have seen their stocks decline precipitously. Year-to-date, value has underperformed growth by 10.69%, as the MSCI EAFE Value Index has declined 28.20%, while the MSCI EAFE Growth Index fell by only 17.51%. Over the last 12 months the gap is even wider, at a remarkable 16.92% differential. There is seemingly no price too high for defensive or growth companies, and no price too low for cyclical or out-of-favor value names.

Given the backdrop and FMI’s value orientation, it’s been a frustrating start to the year. In the quarter, the FMI International Funds (“Funds”) declined by 28.24%1 (currency hedged) and 29.25%2    (unhedged), respectively, which compares with an MSCI EAFE Index decline of 20.55% in local currency (LOC) and 22.83% in U.S. Dollars (USD). Finance (underweight) and Transportation sectors, as well as a lack of direct exposure to Energy Minerals were positive contributors to the

_______________

[1]
The FMI International Fund [currency hedged] Investor Class (FMIJX) and the FMI International Fund [currency hedged] Institutional Class (FMIYX) had a return of -28.24% and -28.20%, respectively, for the first quarter of 2020.

[2]	The FMI International Fund [unhedged] Institutional Class (FMIFX) had a return of -29.25% for the first quarter of 2020.

Funds’ relative performance, while Consumer Services (travel and hospitality), Health Technology, and Industrial Services dragged down the results. Unilever, Samsung Electronics, and Sony performed well on a relative basis, as Schlumberger, WPP, and CNH Industrial detracted. An underweight allocation to Japan also hurt, as Japan has been far less impacted by COVID-19 than its European peers thus far. A strengthening U.S. Dollar was a tailwind for the hedged strategy.

Encouragingly, today many stocks are attractive in an absolute sense, not just on a relative basis. There is a lot of macro uncertainty, but ultimately COVID-19 is likely to be a temporary setback. While we expect a lot of volatility over the next few quarters, if investors have a long-term time horizon, we believe the risk versus reward remains compelling. Fear and human emotion have played a meaningful role in the stock market selloff, which has been exacerbated by low liquidity, algorithmic trading and passive investing. Although stock prices have fallen dramatically, the underlying businesses in the portfolios are resilient. In most cases, the stock price declines are overdone. It’s important to remember that stock prices are just a temporary mark-to-market, and the current disconnect between price and underlying business value, if history serves us, will rectify itself over time.

The Funds own a collection of high-quality, durable businesses that we expect to weather the storm. Our high-quality companies are well-run, have strong balance sheets (which is especially important in the current environment), and trade at a significant discount to the market and their intrinsic values. This should be a winning combination over the long term.  We increased our personal investments in the FMI International Funds in the quarter.

COVID-19 Aftermath

By the time this letter is read we will have a much greater understanding of COVID-19, so it is hazardous to make too many definitive statements now.  On the optimistic front, it appears that the ultimate mortality rate is likely to be lower than some of the figures reported in early March.  With antibody testing just beginning as of the date of this writing (March 31), we will start to gain a better understanding in a few weeks of how prevalent the infection is and how to structure a more optimal treatment and quarantine regimen.

What has been most unusual in this crisis is the response. We have not seen anything quite like it in peacetime. Implementing “shelter in place” orders and shutting down large parts of major economies may be the best approach, but it is not the only option, and is not shared by all highly-respected experts or countries.  It forces a set of trade-offs that perhaps people have not fully considered. This is not the place to debate something that has already been decided and is unlikely to be reversed.  Investors must deal in realities. What we know for sure is that the response to this crisis will put many economies in a deep recession with substantial unemployment, and leaders are trying to cushion the blow. That said, with massive stimulus comes massive borrowing. All this debt (as well as increased corporate borrowing) will be a headwind to long-term growth. Combining the fiscal picture with central bankers’ seemingly endless quantitative easing and other accommodations poses an enormous challenge down the road.

In the meantime, there is the short and intermediate term to consider.  What will an economic “restart” actually look like?  Will people act normally?  We have already seen cancellations of many things into August.  When will all the sporting events, concerts, and conferences return?  We think it will take some time. Earnings for the hardest-hit industries and many cyclicals will decline significantly and are unlikely to recover soon. We believe most of these concerns are already in the stocks.  Predicting people’s fears and behaviors, however, is difficult. Second order effects will be widespread, hurting earnings across a very broad spectrum of sectors. Few companies will be spared. Balance sheet strength will be critical throughout the intermediate term, even with government assistance. Speculative growth stocks often rely on equity financing, which can turn fickle when fear arises. Corporate borrowing spreads, particularly in the sub-investment-grade area, have blown out in recent weeks. The cost of capital has changed dramatically over the past month.

This type of environment should work in our favor. The Funds have portfolios of financially strong enterprises. We are confident in their abilities to weather a longer-than-expected recession. Value stocks should regain their multiples as the economy stabilizes. As a rule of thumb, we are using 2019 earnings as a peak to which we think most companies will return by roughly 2023, give or take a year. Some firms will recover more quickly, but our experience is that recoveries generally take longer than expected. Still, we think valuations largely incorporate these worries. Volatility is extreme, so investors must focus a few years out, rather than on the day-to-day.

Valuation Will Matter, Eventually

While many of the winning growth stocks of today are good companies, it does not mean they will be great investments going forward. Valuations for growth companies remain elevated, as are the lofty expectations for future revenue and earnings growth. History has shown that competitive pressures are likely to change, and growth rates and valuations can compress. Very few companies can sustain a high level of growth and valuation over a long period of time. We have no doubt that many of today’s anointed growth companies will still be around in 20 years, but we are willing to bet that their return profiles will not be as strong.

As illustrated in the chart below, leading up to the financial crisis of 2007-09, the price-to-earnings (P/E) premium for the MSCI EAFE Growth versus MSCI EAFE Value indices was largely range-bound between 20-40%. As we approached the market bottom in 2009, the valuation spread reached parity as growth multiples compressed while value multiples started to recover. In the early innings of today’s bear market, we could not be further from this reality. The growth premium has exploded in recent years and the spread has continued to widen even as the market has retrenched. Today, the P/E premium for growth versus value is in excess of 98%.

Any semblance of reversion to the mean would result in much brighter days for value stocks. Investors have been trained to buy growth stocks, and eventually, that psychology will change. Investing based on fundamental value appears to have been lost in recent years, thanks in part to euphoria from experimental central bank policies (such as QE) and negative interest rates. While valuation doesn’t seem to count for much today, we are confident that it will in the fullness of time.

Portfolio Activity

Given the massive dislocation in the market, we were active in the quarter and worked down our cash, a testament to the improved opportunity set. When fear became pervasive, great businesses started to trade at significant discounts to their intrinsic values. We added to our travel names, including Booking Holdings, Safran, and Whitbread, taking a long-term view that global travel will normalize over time. Each one has a solid, industry-leading balance sheet. We are confident that they will not only survive but will come out stronger on the other side. We also boosted our position in Compass Group, the largest food service company in the world, which has historically been a high-quality compounder with defensive characteristics. With empty stadiums, universities, and businesses, COVID-19 has had an acute impact on Compass’s near-term fundamentals, but they too have the balance sheet to see it through. We increased our position in B&M European Value Retail, which was hit hard on COVID-19 and Brexit concerns (weak UK demand and China supply chain issues). The business sells essential products, so most of their stores will remain open during the UK lockdown. If the economy remains weak in the months to follow, B&M’s discount retail concept should benefit. In addition to those discussed above, we also added to Sony, Koninklijke Philips, CK Hutchison, CNH Industrial, Bureau Veritas, and LG Household & Health Care, among others.

The increased volatility also provided the opportunity to upgrade the quality of the portfolios, exiting two of our lowest-conviction ideas, Nutrien and Electrolux, while adding three new investments where we found better long-term value: Lloyds Banking Group, Akzo Nobel, and Yokogawa Electric. In Lloyds, we were able to purchase a well-capitalized, low-cost, high-quality bank trading at around half of tangible book value. In Akzo Nobel, we bought one of the largest manufacturers of paints and coatings in the world, with strong brands and market-leading positions across consumer and industrial end-markets. We featured Akzo Nobel in our December 2018 letter, as part of our “Holiday Wish List” of companies we coveted. In Yokogawa Electric, we were able to invest in one of the world’s premier process automation companies. With a fantastic balance sheet, Yokogawa is well-equipped to handle incremental weakness in their oil & gas end-markets (under 30% of sales). After adjusting for cash and investments, the stock traded down to a high single-digit earnings multiple.

At the end of the March quarter, the FMI International portfolios traded at a ~37% discount to the MSCI EAFE benchmark, using a selection of valuation metrics (see table below). Absolute values in the Funds are more compelling today than they have been for quite some time, providing a very attractive setup for the years ahead.

We appreciate your trust in FMI. Our philosophy and research process remain constant and our team is committed to delivering superior risk-adjusted results. Please see below for additional color on several investments where we are finding value.

Booking Holdings Inc. (BKNG) — Analyst: Benjamin Karek

Booking is the world’s largest online travel agency. Booking’s business model is asset light; they do not own any hotels. We believe the company still has a long growth runway, though temporarily derailed by COVID-19. Booking is primarily exposed to leisure travel, which we expect to be resilient over time. The business tends to take market share in downturns as hotel providers try to fill rooms through any channel possible. Booking is the best in the world at acquiring travelers at cheap prices, which inevitably means hotels will lean heavily on it through this downturn. We expect Booking to take share from competitors (e.g., Expedia) who may have to shrink their organization meaningfully just to survive. We estimate that >50% of Booking’s costs are variable. With $2.7 billion in net cash and investments, we are confident that this stock will be a survivor and come out stronger on the other side. Given that, the low double-digit 2019 free cash flow multiple seems attractive.

Compass Group PLC (CPG LN) — Analyst: Dain Tofson

Compass is the largest food service company in the world. It’s a high-quality business with a track record of success. They differentiate in three main ways: (1) a focus on food service, not ancillary services (i.e., facility management or janitorial services); (2) leveraging the group’s large purchasing organization (Foodbuy); and (3) going to market with multiple brands, which is beneficial for demand segmentation. Although Compass has historically been rather defensive in economic downturns, the COVID-19 pandemic and subsequent global shutdown has significantly impacted the group with run-rate revenue down around 50%. We believe that Compass can navigate this challenging environment and come out even more advantaged, as the reaction to the COVID-19 situation will likely wipe out weaker competitors. The balance sheet is strong at roughly 1.5 times net debt-to-EBITDA,3 and they have substantial liquidity with a £2 billion revolver and significant headroom against their covenants. The stock declined over 30% year-to-date and now trades at a low-teens earnings multiple. Compass has generally traded in the high-teens/low-twenties. If they can get back to the fiscal year 2019 earnings in a few years, this should be a very good investment from here.

CK Hutchison Holdings Ltd. (1 HK) — Analyst: Andy Ramer

This blue-chip company owns relatively defensive, high-quality businesses that generate recurring and sustainable earnings.  Telecom (higher voice and data usage) and Infrastructure (electric & water distribution and transportation), which together account for 60% of EBITDA, should be relatively immune to the current events. CK Hutchison has a strong balance sheet to weather the downturn. This is reflected in its investment grade credit rating of A/stable.  The net debt-to-capitalization ratio is 25%, with a debt maturity profile that is long and balanced. The conglomerate generates a prodigious amount of free cash flow, which the market is currently valuing at a 15% yield.  The stock is trading at a greater than 60% discount to its net asset value, and insiders have recently been buying. This represents more than a two standard deviation discount to the historical mean.

Ferguson PLC (FERG LN) — Analyst: Jordan Teschendorf

Ferguson is the world’s largest distributor of plumbing and heating products to trade professionals, with nearly all their business in North America.  The company’s scale, branch density, and distribution footprint provide it with a competitive advantage in terms of purchasing, fulfillment, contractor relationships and superior service levels compared to its fragmented competition.  Over the last decade, Ferguson has focused on organic growth and returns, strengthening its already market-leading U.S. business and divesting operations in several less attractive geographies. Today, approximately 60% of Ferguson’s sales are driven by remodeling, maintenance and improvement
_______________
[3]	Earnings before interest, taxes, depreciation, and amortization.

work (versus 31% in 2008).  This type of business is less cyclical and typically carries higher margins than sales to the new build market.  Ferguson has a terrific long-term track record, with operating profit growing at a double-digit compounded annual growth rate over the trailing 10, 20, and 30-year periods, respectively.  We believe the customer value proposition continues to strengthen with scale and flows to improving economics for shareowners (return on capital employed has more than doubled from a decade ago).  While end markets served are clearly cyclical and the outlook uncertain, the business is operating from a position of strength with conservative net leverage, strong liquidity, an experienced management team, and an inherently variable cost structure (>60% of operating expense is labor).  The stock is valued well below long-term averages.

Samsung Electronics Co. Ltd. Pfd. (005935 KS) — Analyst: Daniel Sievers

Samsung has the world’s dominant semiconductor memory business (#1 in DRAM & NAND technologies). The DRAM market once had dozens of gasping players, but is today dominated by three (Samsung, SK Hynix, and Micron). In terms of technology and cost, this market has become very difficult to enter, helping to reduce high cyclicality. The NAND market has an additional 2-3 significant players, but the trend has been toward similar consolidation over time. Samsung makes more money at every point in the cycle than DRAM/NAND peers and has outsized influence over the industry. Samsung is also a leader in Semiconductor Foundry, Display Technology; is #1 in the World for Smartphone production; makes tablets, PCs, and medical devices; and is a leading global manufacturer of home appliances. We own Samsung’s preferred shares.  They pay a 3.4% dividend yield and trade at a discount to the common stock.  Samsung has a whopping $80 billion (USD) in net cash on the balance sheet, so at a high single digit P/E multiple, we like the long-term outlook.

Thank you for your support of the FMI International Funds.

This shareholder letter is unaudited.

FMI International Fund
SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

Shares		Cost	Value

LONG-TERM INVESTMENTS — 93.9% (a)

COMMON STOCKS — 84.2% (a)

COMMERCIAL SERVICES SECTOR — 10.2%
	Advertising/Marketing Services — 1.8%
11,110,000	WPP PLC (Jersey) (b)	$179,933,300	$75,535,980
	Miscellaneous Commercial Services — 6.0%
3,485,000	Bureau Veritas S.A. (France) (b)	86,131,018	65,688,453
2,080,000	DKSH Holding AG (Switzerland) (b)*	121,588,874	102,667,462
1,046,000	Secom Co. Ltd. (Japan) (b)	66,418,599	86,512,828
		274,138,491	254,868,743
	Personnel Services — 2.4%
2,580,000	Adecco Group AG (Switzerland) (b)	150,351,253	101,669,120

COMMUNICATIONS SECTOR — 1.6%
	Wireless Telecommunications — 1.6%
2,390,000	Millicom International
	Cellular S.A. (Luxembourg)	122,114,153	67,876,000

CONSUMER DURABLES SECTOR — 4.9%
	Electronics/Appliances — 4.0%
2,835,000	Sony Corp. (Japan) (b)	158,021,692	167,927,200
	Motor Vehicles — 0.9%
5,865,350	Isuzu Motors Ltd. (Japan) (b)	62,923,630	38,816,169

CONSUMER NON-DURABLES SECTOR — 7.6%
	Food: Major Diversified — 1.6%
650,000	Nestlé S.A. (Switzerland) (b)	46,045,647	66,539,067
	Household/Personal Care — 6.0%
1,770,000	Henkel AG & Co. KGaA (Germany) (b)	171,747,230	130,020,542
2,465,000	Unilever PLC (Britain) (b)	100,886,274	124,310,138
		272,633,504	254,330,680

CONSUMER SERVICES SECTOR — 15.7%
	Broadcasting — 1.1%
7,875,000	Grupo Televisa S.A.B. — SP-ADR (Mexico)	109,219,349	45,675,000
	Cable/Satellite TV — 1.4%
3,605,000	Shaw Communications Inc. (Canada)	69,149,099	58,482,307
	Movies/Entertainment — 3.9%
31,193,000	Bolloré (France) (b)	116,895,202	84,771,132
3,915,000	Vivendi S.A. (France) (b)	72,533,069	82,776,446
		189,428,271	167,547,578
	Other Consumer Services — 3.8%
120,500	Booking Holdings Inc. (United States)*	217,152,239	162,111,060

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2020 (Unaudited)

Shares		Cost	Value

LONG-TERM INVESTMENTS — 93.9% (a) (Continued)

COMMON STOCKS — 84.2% (a) (Continued)

CONSUMER SERVICES SECTOR — 15.7% (Continued)
	Restaurants — 5.5%
6,500,000	Compass Group PLC (Britain) (b)	$110,578,529	$101,270,491
3,598,000	Whitbread PLC (Britain) (b)	161,352,391	133,347,062
		271,930,920	234,617,553

DISTRIBUTION SERVICES SECTOR — 5.6%
	Wholesale Distributors — 5.6%
3,850,000	Ferguson PLC (Jersey) (b)	223,533,729	238,054,430

ELECTRONIC TECHNOLOGY SECTOR — 6.2%
	Aerospace & Defense — 2.7%
1,296,650	Safran S.A. (France) (b)	143,095,702	114,879,566
	Electronic Components — 2.0%
1,315,000	TE Connectivity Ltd. (Switzerland)	79,450,030	82,818,700
	Electronic Equipment/Instruments — 1.5%
5,350,000	Yokogawa Electric Corp. (Japan) (b)	96,473,195	64,000,800

FINANCE SECTOR — 6.9%
	Major Banks — 1.2%
126,700,000	Lloyds Banking Group PLC (Britain) (b)	76,560,197	49,533,533
	Property/Casualty Insurance — 5.7%
1,177,000	Chubb Ltd. (Switzerland)	158,835,363	131,459,130
363,000	Fairfax Financial Holdings Ltd. (Canada)	165,504,074	111,283,372
		324,339,437	242,742,502

HEALTH TECHNOLOGY SECTOR — 5.8%
	Medical Specialties — 5.8%
3,200,000	Koninklijke Philips N.V. (Netherlands) (b)	147,600,516	131,383,689
6,425,000	Smith & Nephew PLC (Britain) (b)	117,800,401	113,185,845
		265,400,917	244,569,534
INDUSTRIAL SERVICES SECTOR — 1.4%
	Oilfield Services/Equipment — 1.4%
4,325,000	Schlumberger Ltd. (Curacao)	232,509,492	58,344,250

PROCESS INDUSTRIES SECTOR — 1.4%
	Industrial Specialties — 1.4%
925,000	Akzo Nobel N.V. (Netherlands) (b)	61,625,562	60,836,099

PRODUCER MANUFACTURING SECTOR — 4.8%
	Industrial Conglomerates — 3.4%
9,660,000	Smiths Group PLC (Britain) (b)	160,048,822	145,645,261
	Trucks/Construction/Farm Machinery — 1.4%
10,710,000	CNH Industrial N.V. (Netherlands) (b)	109,986,831	60,996,633

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2020 (Unaudited)

Shares		Cost	Value

LONG-TERM INVESTMENTS — 93.9% (a) (Continued)

COMMON STOCKS — 84.2% (a) (Continued)

RETAIL TRADE SECTOR — 8.6%
	Department Stores — 3.5%
43,525,000	B&M European Value
	Retail S.A. (Luxembourg) (b)	$179,499,643	$147,820,002
	Specialty Stores — 5.1%
15,200,000	CK Hutchison Holdings Ltd.
	(Cayman Islands) (b)	179,404,124	101,310,424
5,210,000	Jardine Strategic Holdings Ltd. (Bermuda) (b)	162,365,098	116,436,555
		341,769,222	217,746,979

TECHNOLOGY SERVICES SECTOR — 1.8%
	Information Technology Services — 1.8%
456,000	Accenture PLC (Ireland)	35,772,677	74,446,560

TRANSPORTATION SECTOR — 1.7%
	Air Freight/Couriers — 1.7%
1,090,000	Expeditors International of
	Washington Inc. (United States)	68,366,330	72,724,800
	Total common stocks	4,521,473,334	3,571,156,106

PREFERRED STOCKS — 9.7% (a)

CONSUMER DURABLES SECTOR — 1.3%
	Motor Vehicles — 1.3%
1,210,889	Hyundai Motor Co. (South Korea) (b)	101,280,024	56,044,688

CONSUMER NON-DURABLES SECTOR — 4.0%
	Household/Personal Care — 4.0%
1,564,200	Amorepacific Corp. (South Korea) (b)	155,394,625	75,538,124
179,000	LG Household & Health
	Care Ltd. (South Korea) (b)	67,340,517	93,319,982
		222,735,142	168,858,106

ELECTRONIC TECHNOLOGY SECTOR — 4.4%
	Telecommunications Equipment — 4.4%
5,710,000	Samsung Electronics Co. Ltd.
	(South Korea) (b)	113,385,678	186,075,413
	Total preferred stocks	437,400,844	410,978,207
	Total long-term investments	4,958,874,178	3,982,134,313

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2020 (Unaudited)

Principal Amount		Cost	Value

SHORT-TERM INVESTMENTS — 1.0% (a)
	Bank Deposit Account — 1.0%
$41,140,313	U.S. Bank N.A., 0.400%^	$41,140,313	$41,140,313
	Total short-term investments	41,140,313	41,140,313
	Total investments — 94.9%	$5,000,014,491	4,023,274,626
	Other assets, less liabilities — 5.1% (a)		216,240,151
	TOTAL NET ASSETS — 100.0%		$4,239,514,777

*	Non-income producing security.
^	The rate shown is as of March 31, 2020.
(a)	Percentages for the various classifications relate to total net assets.
(b)
Security does not trade during New York Stock Exchange hours and has been valued in accordance with the procedures discussed in Note 2(a) to the financial statements and has been classified as Level 2.  As of March 31, 2020 the aggregate value of these securities was $3,116,913,134.

PLC	Public Limited Company
SP-ADR	Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF FORWARD CURRENCY CONTRACTS
March 31, 2020 (Unaudited)

			U.S. $ Value on		U.S. $ Value on
			March 31, 2020		March 31, 2020	Unrealized
Settlement		Currency to	of Currency to	Currency to	of Currency to	Appreciation
Date	Counterparty	be Delivered	be Delivered	be Received	be Received	(Depreciation)
4/24/20	State Street Bank	1,400,000,000	$1,739,877,976	1,827,602,000	$1,827,602,000	$87,724,024
	and Trust Co.	British Pound		U.S. Dollar

4/24/20	JPMorgan Chase	375,000,000	266,546,348	287,152,785	287,152,785	20,606,437
	Bank, N.A.	Canadian Dollar		U.S. Dollar

4/24/20	The Bank of New	840,000,000	927,327,432	941,980,200	941,980,200	14,652,768
	York Mellon	Euro		U.S. Dollar

4/24/20	Goldman Sachs	1,300,000,000	167,664,194	167,161,723	167,161,723	(502,471)
	& Co. LLC	Hong Kong Dollar		U.S. Dollar

4/24/20	Goldman Sachs	50,000,000,000	465,591,663	457,111,094	457,111,094	(8,480,569)
	& Co. LLC	Japanese Yen		U.S. Dollar

4/24/20	The Bank of New	1,100,000,000	46,193,652	57,642,928	57,642,928	11,449,276
	York Mellon	Mexican Peso		U.S. Dollar

4/24/20	State Street	715,000,000,000	587,801,116	618,351,639	618,351,639	30,550,523
	Bank and	South Korea Won		U.S. Dollar
	Trust Co.

4/24/20	JPMorgan Chase	1,400,000,000	141,604,425	148,833,254	148,833,254	7,228,829
	Bank, N.A.	Swedish Krona		U.S. Dollar

4/24/20	JPMorgan Chase	400,000,000	416,114,956	417,558,327	417,558,327	1,443,371
	Bank, N.A.	Swiss Franc		U.S. Dollar
			$4,758,721,762		$4,923,393,950	$164,672,188

4/24/20	State Street	186,771,200	$186,771,200	160,000,000	$198,843,197	$12,071,997
	Bank and	U.S. Dollar		British Pound
	Trust Co.

4/24/20	State Street	638,807,000	638,807,000	500,000,000	621,384,992	(17,422,008)
	Bank and	U.S. Dollar		British Pound
	Trust Co.

4/24/20	JPMorgan Chase	27,655,632	27,655,632	40,000,000	28,431,610	775,978
	Bank, N.A.	U.S. Dollar		Canadian Dollar

4/24/20	JPMorgan Chase	91,629,638	91,629,638	125,000,000	88,848,783	(2,780,855)
	Bank, N.A.	U.S. Dollar		Canadian Dollar

4/24/20	The Bank of New	75,000,450	75,000,450	70,000,000	77,277,286	2,276,836
	York Mellon	U.S. Dollar		Euro

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF FORWARD CURRENCY CONTRACTS (Continued)
March 31, 2020 (Unaudited)

			U.S. $ Value on		U.S. $ Value on
			March 31, 2020		March 31, 2020	Unrealized
Settlement		Currency to	of Currency to	Currency to	of Currency to	Appreciation
Date	Counterparty	be Delivered	be Delivered	be Received	be Received	(Depreciation)
4/24/20	The Bank of New	268,629,850	$268,629,850	240,000,000	$264,950,695	$(3,679,155)
	York Mellon	U.S. Dollar		Euro

4/24/20	State Street	83,658,791	83,658,791	650,000,000	83,832,097	173,306
	Bank and	U.S. Dollar		Hong Kong
	Trust Co.			Dollar

4/24/20	The Bank of New	82,064,375	82,064,375	9,000,000,000	83,806,499	1,742,124
	York Mellon	U.S. Dollar		Japanese Yen

4/24/20	The Bank of New	86,330,617	86,330,617	9,000,000,000	83,806,499	(2,524,118)
	York Mellon	U.S. Dollar		Japanese Yen

4/24/20	The Bank of New	4,119,464	4,119,464	100,000,000	4,199,423	79,959
	York Mellon	U.S. Dollar		Mexican Peso

4/24/20	The Bank of New	20,624,968	20,624,968	450,000,000	18,897,403	(1,727,565)
	York Mellon	U.S. Dollar		Mexican Peso

4/24/20	State Street	108,251,143	108,251,143	135,000,000,000	110,983,428	2,732,285
	Bank and	U.S. Dollar		South Korea Won
	Trust Co.

4/24/20	State Street	116,123,863	116,123,863	140,000,000,000	115,093,925	(1,029,938)
	Bank and	U.S. Dollar		South Korea Won
	Trust Co.

4/24/20	JPMorgan Chase	38,302,120	38,302,120	390,000,000	39,446,947	1,144,827
	Bank, N.A.	U.S. Dollar		Swedish Krona

4/24/20	JPMorgan Chase	104,401,941	104,401,941	1,010,000,000	102,157,477	(2,244,464)
	Bank, N.A.	U.S. Dollar		Swedish Krona

4/24/20	JPMorgan Chase	20,429,009	20,429,009	20,000,000	20,805,748	376,739
	Bank, N.A.	U.S. Dollar

4/24/20	JPMorgan Chase	149,202,791	149,202,791	140,000,000	145,640,234	(3,562,557)
	Bank, N.A.	U.S. Dollar		Swiss Franc
			$2,102,002,852		$2,088,406,243	$(13,596,609)
			$6,860,724,614		$7,011,800,193	$151,075,579

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
INDUSTRY SECTORS as a percentage of net assets
as of March 31, 2020 (Unaudited)

FMI International Fund II – Currency Unhedged
SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

Shares		Cost	Value

LONG-TERM INVESTMENTS — 93.9% (a)

COMMON STOCKS — 85.2% (a)

COMMERCIAL SERVICES SECTOR — 10.2%
	Advertising/Marketing Services — 1.8%
68,350	WPP PLC (Jersey) (b)	$813,761	$464,706
	Miscellaneous Commercial Services — 6.0%
21,650	Bureau Veritas S.A. (France) (b)	526,366	408,079
12,825	DKSH Holding AG (Switzerland) (b)*	693,451	633,034
6,500	Secom Co. Ltd. (Japan) (b)	553,820	537,604
		1,773,637	1,578,717
	Personnel Services — 2.4%
15,950	Adecco Group AG (Switzerland) (b)	898,027	628,536

COMMUNICATIONS SECTOR — 1.6%
	Wireless Telecommunications — 1.6%
14,675	Millicom International
	Cellular S.A. (Luxembourg)	635,702	416,770

CONSUMER DURABLES SECTOR — 4.8%
	Electronics/Appliances — 3.9%
17,600	Sony Corp. (Japan) (b)	1,154,832	1,042,511
	Motor Vehicles — 0.9%
36,150	Isuzu Motors Ltd. (Japan) (b)	386,939	239,236

CONSUMER NON-DURABLES SECTOR — 7.5%
	Food: Major Diversified — 1.6%
4,050	Nestlé S.A. (Switzerland) (b)	427,655	414,590
	Household/Personal Care — 5.9%
10,925	Henkel AG & Co. KGaA (Germany) (b)	953,623	802,528
15,200	Unilever PLC (Britain) (b)	838,541	766,537
		1,792,164	1,569,065

CONSUMER SERVICES SECTOR — 15.8%
	Broadcasting — 1.1%
48,225	Grupo Televisa S.A.B. — SP-ADR (Mexico)	504,963	279,705
	Cable/Satellite TV — 1.4%
22,350	Shaw Communications Inc. (Canada)	415,780	362,574
	Movies/Entertainment — 3.7%
177,900	Bolloré (France) (b)	699,370	483,467
24,150	Vivendi S.A. (France) (b)	650,057	510,613
		1,349,427	994,080
	Other Consumer Services — 3.8%
740	Booking Holdings Inc. (United States)*	1,333,789	995,537

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund II – Currency Unhedged
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2020 (Unaudited)

Shares		Cost	Value

LONG-TERM INVESTMENTS — 93.9% (a) (Continued)

COMMON STOCKS — 85.2% (a) (Continued)

CONSUMER SERVICES SECTOR — 15.8% (Continued)
	Restaurants — 5.8%
45,950	Compass Group PLC (Britain) (b)	$870,161	$715,904
22,150	Whitbread PLC (Britain) (b)	1,197,865	820,911
		2,068,026	1,536,815

DISTRIBUTION SERVICES SECTOR — 5.6%
	Wholesale Distributors — 5.6%
23,825	Ferguson PLC (Jersey) (b)	2,030,351	1,473,155

ELECTRONIC TECHNOLOGY SECTOR — 6.5%
	Aerospace & Defense — 3.2%
9,550	Safran S.A. (France) (b)	1,121,423	846,103
	Electronic Components — 1.9%
8,125	TE Connectivity Ltd. (Switzerland)	722,938	511,712
	Electronic Equipment/Instruments — 1.4%
31,000	Yokogawa Electric Corp. (Japan) (b)	508,155	370,846

FINANCE SECTOR — 7.1%
	Major Banks — 1.4%
970,000	Lloyds Banking Group PLC (Britain) (b)	501,106	379,223
	Property/Casualty Insurance — 5.7%
7,275	Chubb Ltd. (Switzerland)	1,044,422	812,545
2,250	Fairfax Financial Holdings Ltd. (Canada)	975,020	689,773
		2,019,442	1,502,318

HEALTH TECHNOLOGY SECTOR — 5.7%
	Medical Specialties — 5.7%
19,825	Koninklijke Philips N.V. (Netherlands) (b)	879,653	813,963
39,750	Smith & Nephew PLC (Britain) (b)	883,481	700,255
		1,763,134	1,514,218
INDUSTRIAL SERVICES SECTOR — 1.4%
	Oilfield Services/Equipment — 1.4%
26,700	Schlumberger Ltd. (Curacao)	889,455	360,183

PROCESS INDUSTRIES SECTOR — 2.0%
	Industrial Specialties — 2.0%
8,200	Akzo Nobel N.V. (Netherlands) (b)	524,703	539,304

PRODUCER MANUFACTURING SECTOR — 4.8%
	Industrial Conglomerates — 3.4%
59,775	Smiths Group PLC (Britain) (b)	1,206,005	901,237
	Trucks/Construction/Farm Machinery — 1.4%
66,500	CNH Industrial N.V. (Netherlands) (b)	629,607	378,737

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund II – Currency Unhedged
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2020 (Unaudited)

Shares		Cost	Value

LONG-TERM INVESTMENTS — 93.9% (a) (Continued)

COMMON STOCKS — 85.2% (a) (Continued)

RETAIL TRADE SECTOR — 8.8%
	Department Stores — 3.4%
269,025	B&M European Value Retail S.A.
	(Luxembourg) (b)	$1,271,578	$913,665
	Specialty Stores — 5.4%
110,000	CK Hutchison Holdings Ltd.
	(Cayman Islands) (b)	932,307	733,168
30,700	Jardine Strategic Holdings Ltd. (Bermuda) (b)	904,640	686,104
		1,836,947	1,419,272

TECHNOLOGY SERVICES SECTOR — 1.7%
	Information Technology Services — 1.7%
2,825	Accenture PLC (Ireland)	557,617	461,209

TRANSPORTATION SECTOR — 1.7%
	Air Freight/Couriers — 1.7%
6,750	Expeditors International of
	Washington Inc. (United States)	497,258	450,360
	Total common stocks	29,634,421	22,544,384

PREFERRED STOCKS — 8.7% (a)

CONSUMER DURABLES SECTOR — 0.9%
	Motor Vehicles — 0.9%
5,400	Hyundai Motor Co. (South Korea) (b)	357,780	249,933

CONSUMER NON-DURABLES SECTOR — 3.4%
	Household/Personal Care — 3.4%
7,575	Amorepacific Corp. (South Korea) (b)	564,539	365,811
1,000	LG Household & Health Care Ltd.
	(South Korea) (b)	649,438	521,341
		1,213,977	887,152

ELECTRONIC TECHNOLOGY SECTOR — 4.4%
	Telecommunications Equipment — 4.4%
35,300	Samsung Electronics Co. Ltd.
	(South Korea) (b)	1,398,979	1,150,343
	Total preferred stocks	2,970,736	2,287,428
	Total long-term investments	32,605,157	24,831,812

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund II – Currency Unhedged
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2020 (Unaudited)

Principal Amount		Cost	Value

SHORT-TERM INVESTMENTS — 9.8% (a)
	Bank Deposit Account — 9.8%
$2,593,822	U.S. Bank N.A., 0.400%^	$2,593,822	$2,593,822
	Total short-term investments	2,593,822	2,593,822
	Total investments — 103.7%	$35,198,979	27,425,634
	Other assets, less liabilities — (3.7%) (a)		(977,118)
	TOTAL NET ASSETS — 100.0%		$26,448,516

*	Non-income producing security.
^	The rate shown is as of March 31, 2020.
(a)	Percentages for the various classifications relate to total net assets.
(b)
Security does not trade during New York Stock Exchange hours and has been valued in accordance with the procedures discussed in Note 2(a) to the financial statements and has been classified as Level 2.  As of March 31, 2020 the aggregate value of these securities was $19,491,444.

PLC	Public Limited Company
SP-ADR	Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS as a percentage of net assets
as of March 31, 2020 (Unaudited)

FMI Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2020 (Unaudited)

						FMI
	FMI		FMI		FMI	International
	Large Cap		Common Stock		International	Fund II – Currency
	Fund		Fund		Fund	Unhedged
ASSETS:
Investments in securities,
at value (a)	$3,484,852,647		$701,304,200		$4,023,274,626	$27,425,634
Receivable for
investments sold	—		—		49,394,551	—
Receivables from shareholders
for purchases	6,005,195		1,471,397		10,126,956	—
Receivable from adviser
for reimbursements	—		—		—	8,305
Receivable for foreign
currency transactions	—		—		—	1,062
Dividends and
interest receivable	5,769,673		470,767		32,170,614	106,151
Unrealized appreciation on
forward currency contracts	—		—		195,029,279	—
Prepaid expenses	72,794		69,620		83,279	—
Total assets	$3,496,700,309		$703,315,984		$4,310,079,305	$27,541,152
LIABILITIES:
Payable to brokers for
investments purchased	$—		$402,483		$—	$1,047,345
Payable to shareholders
for redemptions	9,588,610		1,868,579		23,509,885	—
Payable to adviser for
management fees	1,498,699		465,466		2,378,574	—
Payable for foreign
currency transactions		—		—	35,641	—
Unrealized depreciation on
forward currency contracts	—		—		43,953,700	—
Other liabilities	543,897		130,701		686,728	45,291
Total liabilities	11,631,206		2,867,229		70,564,528	1,092,636
Net assets	$3,485,069,103		$700,448,755		$4,239,514,777	$26,448,516
NET ASSETS:
Capital Stock	$2,853,266,294		$726,219,784		$5,500,712,684	$34,576,861
Total distributable earnings	631,802,809		(25,771,029)		(1,261,197,907)	(8,128,345)
Net assets	$3,485,069,103		$700,448,755		$4,239,514,777	$26,448,516

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2020 (Unaudited)

				FMI
	FMI	FMI	FMI	International
	Large Cap	Common Stock	International	Fund II – Currency
	Fund	Fund	Fund	Unhedged
CALCULATION OF NET
ASSET VALUE PER SHARE:
Investor Class shares:
Net assets	$1,522,445,508	$356,797,858	$1,618,005,805	$—
Shares outstanding	100,645,964	18,645,105	69,670,127	—
Shares authorized
($0.0001 par value)	300,000,000	300,000,000	300,000,000	300,000,000
Net asset value, offering and
redemption price per share	$15.13	$19.14	$23.22	$—
Institutional Class shares:
Net assets	$1,962,623,595	$343,650,897	$2,621,508,972	$26,448,516
Shares outstanding	129,920,539	17,940,697	112,775,115	1,869,824
Shares authorized
($0.0001 par value)	300,000,000	300,000,000	300,000,000	300,000,000
Net asset value, offering and
redemption price per share	$15.11	$19.15	$23.25	$14.15
(a) Identified cost of investments	$3,123,832,565	$724,883,814	$5,000,014,491	$35,198,979

The accompanying notes to financial statements are an integral part of this schedule.

FMI Funds, Inc.
STATEMENTS OF OPERATIONS
For the Six Month Period Ending March 31, 2020 (Unaudited)

				FMI
	FMI	FMI	FMI	International
	Large Cap	Common Stock	International	Fund II – Currency
	Fund	Fund	Fund	Unhedged^
INCOME:
Dividends*	$41,789,520	$7,868,501	$71,343,824	$131,568
Interest	2,166,881	1,388,670	4,261,031	10,795
Total investment income	43,956,401	9,257,171	75,604,855	142,363
EXPENSES:
Management fees	14,925,585	3,992,899	24,341,120	44,042
Shareholder servicing fees
(Investor Class)	1,620,432	287,237	1,976,519	—
Administration and
accounting services	408,844	96,395	587,257	1,568
Printing and postage expense	176,123	26,618	320,632	3,156
Transfer agent fees	88,649	36,464	106,628	8,045
Registration fees	80,632	63,355	92,248	7,796
Custodian fees	75,322	15,684	395,096	8,030
Board of Directors fees	47,033	47,033	47,033	21,248
Professional fees	28,012	26,415	29,097	15,363
Interest expense	—	—	9,990	—
Other expenses	77,770	41,961	100,060	15,124
Total expenses
before reimbursement	17,528,402	4,634,061	28,005,680	124,372
Less expenses
reimbursed by adviser	—	—	—	(71,493)
Net expenses	17,528,402	4,634,061	28,005,680	52,879
NET INVESTMENT
INCOME (LOSS)	26,427,999	4,623,110	47,599,175	89,484

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds, Inc.
STATEMENTS OF OPERATIONS (Continued)
For the Six Month Period Ending March 31, 2020 (Unaudited)

				FMI
	FMI	FMI	FMI	International
	Large Cap	Common Stock	International	Fund II – Currency
	Fund	Fund	Fund	Unhedged^
NET REALIZED GAIN (LOSS)
ON INVESTMENTS:
Securities	$290,358,140	$169,185	$(347,525,308)	$(440,991)
Forward currency contracts	—	—	(50,443,208)	—
Foreign currency transactions	—	—	(2,163,265)	(7,746)
NET REALIZED GAIN (LOSS)
ON INVESTMENTS	290,358,140	169,185	(400,131,781)	(448,737)
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION
ON INVESTMENTS:
Securities	(1,169,126,183)	(244,133,338)	(1,325,777,929)	(7,773,345)
Forward currency contracts	—	—	70,926,974	—
Foreign currency transactions	—	—	433,811	4,253
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION
ON INVESTMENTS	(1,169,126,183)	(244,133,338)	(1,254,417,144)	(7,769,092)
NET GAIN (LOSS)
ON INVESTMENTS	(878,768,043)	(243,964,153)	(1,654,548,925)	(8,217,829)
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING
FROM OPERATIONS	$(852,340,044)	$(239,341,043)	$(1,606,949,750)	$(8,128,345)

* Net withholding taxes	$112,300	$14,063	$6,254,003	$13,156

^	For the Period from December 31, 2019 (Inception date) to March 31, 2020.

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2020 (Unaudited) and For the Year Ended September 30, 2019

	2020	2019
OPERATIONS:
Net investment income (loss)	$26,427,999	$64,859,923
Net realized gain (loss) on investments	290,358,140	472,577,450
Net change in unrealized
appreciation/depreciation on investments	(1,169,126,183)	(304,630,984)
Net increase (decrease) in net assets from operations	(852,340,044)	232,806,389
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	(166,160,881)	(454,904,568)
Institutional Class	(206,048,278)	(417,831,240)
Total distributions (Note 9)	(372,209,159)	(872,735,808)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 10)	(280,282,738)	(387,742,222)
TOTAL INCREASE (DECREASE)	(1,504,831,941)	(1,027,671,641)
NET ASSETS AT THE BEGINNING OF THE PERIOD	4,989,901,044	6,017,572,685
NET ASSETS AT THE END OF THE PERIOD	$3,485,069,103	$4,989,901,044
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 10)	(17,266,335)	(15,530,589)

The accompanying notes to financial statements are an integral part of these statements.

FMI Common Stock Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2020 (Unaudited) and For the Year Ended September 30, 2019

	2020	2019
OPERATIONS:
Net investment income (loss)	$4,623,110	$6,119,163
Net realized gain (loss) on investments	169,185	66,411,449
Net change in unrealized
appreciation/depreciation on investments	(244,133,338)	(30,248,858)
Net increase (decrease) in net assets from operations	(239,341,043)	42,281,754
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	(25,060,595)	(48,819,988)
Institutional Class	(23,991,070)	(32,122,690)
Total distributions (Note 9)	(49,051,665)	(80,942,678)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 10)	11,345,107	(52,507,887)
TOTAL INCREASE (DECREASE)	(277,047,601)	(91,168,811)
NET ASSETS AT THE BEGINNING OF THE PERIOD	977,496,356	1,068,665,167
NET ASSETS AT THE END OF THE PERIOD	$700,448,755	$977,946,356
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 10)	(440,350)	(1,744,305)

The accompanying notes to financial statements are an integral part of these statements.

FMI International Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2020 (Unaudited) and For the Year Ended September 30, 2019

	2020	2019
OPERATIONS:
Net investment income (loss)	$47,599,175	$113,350,522
Net realized gain (loss) on investments	(400,131,781)	233,693,869
Net change in unrealized
appreciation/depreciation on investments	(1,254,417,144)	(273,588,045)
Net increase (decrease) in net assets from operations	(1,606,949,750)	73,456,346
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	(97,089,683)	(197,796,066)
Institutional Class	(167,806,435)	(258,555,391)
Total distributions (Note 9)	(264,896,118)	(456,351,457)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 10)	(1,167,486,936)	348,540,813
TOTAL INCREASE (DECREASE)	(3,039,332,804)	(34,354,298)
NET ASSETS AT THE BEGINNING OF THE PERIOD	7,278,847,581	7,313,201,879
NET ASSETS AT THE END OF THE PERIOD	$4,239,514,777	$7,278,847,581
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 10)	(45,618,748)	11,919,482

The accompanying notes to financial statements are an integral part of these statements.

FMI International Fund II – Currency Unhedged
STATEMENTS OF CHANGES IN NET ASSETS
For the Period from December 31, 2019 (Inception date) to March 31, 2020 (Unaudited)

For the Period from
December 31, 2019* to
March 31, 2020
OPERATIONS:
Net investment income (loss)	$89,484
Net realized gain (loss) on investments	(448,737)
Net change in unrealized appreciation/depreciation on investments	(7,769,092)
Net increase (decrease) in net assets from operations	(8,128,345)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	—
Institutional Class	—
Total distributions	—
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets derived from Fund share activities (Note 10)	34,576,861
TOTAL INCREASE (DECREASE)	26,448,516
NET ASSETS AT THE BEGINNING OF THE PERIOD	—
NET ASSETS AT THE END OF THE PERIOD	$26,448,516
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 10)	1,869,824

*	Inception date.

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Investor Class
	(Unaudited)
	For the
	Six Month
	Period Ending
	March 31,		Years Ended September 30,
	2020		2019		2018		2017		2016	2015
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period	$20.14		$22.85		$22.17		$20.20		$20.00	$22.21
Income from
investment operations:
Net investment
income (loss)(1)	0.10		0.25		0.24		0.15		0.21	0.19
Net realized and
unrealized gain (loss)
on investments	(3.57)		0.55		2.43		3.30		2.04	(0.17)
Total from
investment operations	(3.47)		0.80		2.67		3.45		2.25	0.02
Less distributions:
Distributions from net
investment income	(0.17)		(0.28)		(0.17)		(0.23)		(0.21)	(0.18)
Distributions from
net realized gains	(1.37)		(3.23)		(1.82)		(1.25)		(1.84)	(2.05)
Total from distributions	(1.54)		(3.51)		(1.99)		(1.48)		(2.05)	(2.23)
Net asset value,
end of period	$15.13		$20.14		$22.85		$22.17		$20.20	$20.00
TOTAL RETURN	(18.99	%)(2)	5.72%		12.67%		17.86%		12.36%	(0.54%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in 000’s $)	1,522,445		2,337,118		3,155,818		3,856,953		6,576,109	8,499,224
Ratio of expenses to
average net assets	0.82	%(3)	0.82%		0.85%		0.86%		0.90%	0.93%
Ratio of net investment
income (loss) to
average net assets	1.03	%(3)	1.25%		1.07%		0.71%		1.09%	0.87%
Portfolio turnover rate	19	%(2)(4)	20	%(4)	25	%(4)	16	%(4)	17%	18%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class

	(Unaudited)
	For the
	Six Month
	Period Ending		Years Ended		For the Period from
	March 31,		September 30,		October 31, 2016* to
	2020		2019	2018	September 30, 2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$20.13		$22.85	$22.18	$19.73
Income from investment operations:
Net investment income (loss)(1)	0.11		0.25	0.27	0.16
Net realized and unrealized
gain (loss) on investments	(3.57)		0.58	2.43	3.77
Total from investment operations	(3.46)		0.83	2.70	3.93
Less distributions:
Distributions from net
investment income	(0.19)		(0.32)	(0.21)	(0.23)
Distributions from net realized gains	(1.37)		(3.23)	(1.82)	(1.25)
Total from distributions	(1.56)		(3.55)	(2.03)	(1.48)
Net asset value, end of period	$15.11		$20.13	$22.85	$22.18
TOTAL RETURN	(18.95	%)(2)	5.89%	12.82%	20.76	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	1,962,624		2,652,783	2,861,755	2,520,266
Ratio of expenses to average net assets	0.67	%(3)	0.68%	0.71%	0.72	%(3)
Ratio of net investment income (loss)
to average net assets	1.18	%(3)	1.26%	1.20%	0.81	%(3)
Portfolio turnover rate(4)	19	%(2)	20%	25%	16	%(2)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Investor Class

	(Unaudited)
	For the
	Six Month
	Period Ending
	March 31,		Years Ended September 30,
	2020		2019		2018		2017		2016	2015
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period	$26.39		$27.55		$28.83		$25.42		$25.05	$29.12
Income from
investment operations:
Net investment
income (loss)(1)	0.11		0.15		0.06		0.00	*	(0.01)	0.01
Net realized and
unrealized gain (loss)
on investments	(6.07)		0.94		1.80		4.69		2.84	(0.74)
Total from
investment operations	(5.96)		1.09		1.86		4.69		2.83	(0.73)
Less distributions:
Distributions from
net investment income	(0.11)		(0.10)		(0.01)		0.00	*	—	(0.02)
Distributions from
net realized gains	(1.18)		(2.15)		(3.13)		(1.28)		(2.46)	(3.32)
Total from distributions	(1.29)		(2.25)		(3.14)		(1.28)		(2.46)	(3.34)
Net asset value,
end of period	$19.14		$26.39		$27.55		$28.83		$25.42	$25.05
TOTAL RETURN	(23.88	%)(2)	5.28%		6.92%		18.96%		12.61%	(3.38%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in 000’s $)	356,798		529,234		635,174		825,176		944,654	1,243,777
Ratio of expenses to
average net assets	1.02	%(3)	1.02%		1.04%		1.06%		1.12%	1.17%
Ratio of net investment
income (loss) to
average net assets	0.89	%(3)	0.59%		0.23%		0.00%		(0.06%)	0.04%
Portfolio turnover rate	9	%(2)(4)	28	%(4)	26	%(4)	26	%(4)	17%	29%

*	Amount is less than $0.005.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class

	(Unaudited)
	For the
	Six Month
	Period Ending		Years Ended		For the Period from
	March 31,		September 30,		October 31, 2016* to
	2020		2019	2018	September 30, 2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$26.42		$27.59	$28.85	$24.72
Income from investment operations:
Net investment income (loss)(1)	0.13		0.18	0.10	0.03
Net realized and unrealized
gain (loss) on investments	(6.08)		0.93	1.79	5.39
Total from investment operations	(5.95)		1.11	1.89	5.42
Less distributions:
Distributions from net
investment income	(0.14)		(0.13)	(0.02)	(0.01)
Distributions from net realized gains	(1.18)		(2.15)	(3.13)	(1.28)
Total from distributions	(1.32)		(2.28)	(3.15)	(1.29)
Net asset value, end of period	$19.15		$26.42	$27.59	$28.85
TOTAL RETURN	(23.86	%)(2)	5.40%	7.02%	22.43	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	343,651		448,262	433,491	278,174
Ratio of expenses to average net assets	0.90	%(3)	0.91%	0.94%	0.97	%(3)
Ratio of net investment income (loss)
to average net assets	1.03	%(3)	0.71%	0.37%	0.12	%(3)
Portfolio turnover rate(4)	9	%(2)	28%	26%	26	%(2)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Investor Class
	(Unaudited)
	For the
	Six Month
	Period Ending
	March 31,		Years Ended September 30,
	2020		2019		2018		2017		2016	2015
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period	$31.89		$33.80		$33.59		$30.67		$27.63	$28.64
Income from
investment operations:
Net investment
income (loss)(1)	0.20		0.48		0.48		0.32		0.29	0.25
Net realized and
unrealized gain (loss)
on investments	(7.72)		(0.26)		0.28		3.72		3.27	(0.30)
Total from
investment operations	(7.52)		0.22		0.76		4.04		3.56	(0.05)
Less distributions:
Distributions from
net investment income	(1.15)		(1.32)		(0.10)		(0.91)		(0.51)	(0.58)
Distributions from
net realized gains	—		(0.81)		(0.45)		(0.21)		(0.01)	(0.38)
Total from distributions	(1.15)		(2.13)		(0.55)		(1.12)		(0.52)	(0.96)
Net asset value,
end of period	$23.22		$31.89		$33.80		$33.59		$30.67	$27.63
TOTAL RETURN	(24.58	%)(2)	1.27%		2.27%		13.66%		13.07%	(0.19%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in 000’s $)	1,618,006		2,798,739		3,267,841		5,369,580		5,025,742	2,305,968
Ratio of expenses to
average net assets	0.90	%(3)	0.90%		0.90%		0.91%		0.94%	0.98%
Ratio of net investment
income (loss) to
average net assets	1.29	%(3)	1.55%		1.43%		1.02%		1.01%	0.87%
Portfolio turnover rate	16	%(2)(4)	13	%(4)	21	%(4)	26	%(4)	16%	9%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class
	(Unaudited)
	For the
	Six Month
	Period Ending		Years Ended		For the Period from
	March 31,		September 30,		October 31, 2016* to
	2020		2019	2018	September 30, 2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$31.93		$33.86	$33.62	$30.36
Income from investment operations:
Net investment income (loss)(1)	0.22		0.53	0.49	0.35
Net realized and unrealized
gain (loss) on investments	(7.71)		(0.27)	0.31	4.04
Total from investment operations	(7.49)		0.26	0.80	4.39
Less distributions:
Distributions from
net investment income	(1.19)		(1.38)	(0.11)	(0.92)
Distributions from net realized gains	—		(0.81)	(0.45)	(0.21)
Total from distributions	(1.19)		(2.19)	(0.56)	(1.13)
Net asset value, end of period	$23.25		$31.93	$33.86	$33.62
TOTAL RETURN	(24.50	%)(2)	1.42%	2.40%	14.95	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	2,621,509		4,480,109	4,045,361	2,736,673
Ratio of expenses to average net assets	0.75	%(3)	0.76%	0.76%	0.77	%(3)
Ratio of net investment income (loss)
to average net assets	1.43	%(3)	1.69%	1.44%	1.19	%(3)
Portfolio turnover rate(4)	16	%(2)	13%	21%	26	%(2)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund II – Currency Unhedged
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout the period)

Institutional Class
	(Unaudited)
	For the Period from
	December 31, 2019* to
	March 31, 2020
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$20.00
Income from investment operations:
Net investment income (loss)(1)	0.01
Net realized and unrealized gain (loss) on investments	(5.86)
Total from investment operations	(5.85)
Less distributions:
Distributions from net investment income	—
Distributions from net realized gains	—
Total from distributions	—
Net asset value, end of period	$14.15
TOTAL RETURN	(29.25	%)(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	26,449
Ratio of expenses to average net assets:
Before expense reimbursement	2.12	%(3)
After expense reimbursement	0.90	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	2.74	%(3)
After expense reimbursement	1.52	%(3)
Portfolio turnover rate(4)	10	%(2)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this schedule.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
March 31, 2020 (Unaudited)

(1)	Organization —

The following is a summary of significant accounting policies of the FMI Large Cap Fund, the FMI Common Stock Fund, the FMI International Fund, and the FMI International Fund II – Currency Unhedged (collectively, the “Funds” or, individually, a “Fund”). The FMI Large Cap Fund (the “Large Cap Fund”), the FMI Common Stock Fund (the “Common Stock Fund”), the FMI International Fund (the “International Fund”), and the FMI International Fund II – Currency Unhedged (the “International Currency Unhedged Fund”) are each a series of FMI Funds, Inc. (the “Company”). The Company was incorporated under the laws of Maryland on September 5, 1996. The Large Cap Fund commenced operations on December 31, 2001 and the International Fund commenced operations on December 31, 2010. The Common Stock Fund is the successor to the FMI Common Stock Fund, the sole series of FMI Common Stock Fund, Inc. (the “Predecessor Common Stock Fund”). The Predecessor Common Stock Fund commenced operations on December 18, 1981. The reorganization was effective as of January 31, 2014, and the Common Stock Fund is the accounting survivor of the reorganization. The Predecessor Common Stock Fund was incorporated under the laws of Wisconsin on July 29, 1981. The International Currency Unhedged Fund commenced operations on December 31, 2019.  Organizational and offering costs, which consist of costs incurred to establish the Fund and enable the Fund to legally do business, including the legal fees incurred in the registration of the Fund, were borne by the Adviser and are not subject to reimbursement by the Fund.

Effective October 31, 2016, the Large Cap Fund, Common Stock Fund, and International Fund offer two classes of shares (Investor and Institutional).  The International Currency Unhedged Fund currently only offers Institutional Class shares.  The Institutional Class has the same management fee as the Investor Class and does not have a shareholder servicing plan.  A higher investment minimum is required for the Institutional Class than the Investor Class.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares on its relative net assets.  The Board of Directors (the “Board”) may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares are generally allocated to each such Class proportionately (after any applicable base fee to be paid by a class of shares of a Fund attributable to such expense) on the basis of the net asset value of that Class in relation to the net asset value of the applicable Fund.

The Large Cap Fund, the International Fund, and the International Currency Unhedged Fund are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (the “Act”), as amended. The Common Stock Fund is registered as a diversified open-end management investment company under the Act. The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the investment company accounting and financial reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Financial Services – Investment Companies” Topic 946 (“ASC 946”). The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Large Cap Fund is to seek long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks. The investment objective of the Common Stock Fund is to seek long-term capital appreciation by

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020 (Unaudited)

(1)	Organization — (Continued)

investing mainly in small to medium capitalization value stocks. The investment objective of the International Fund and International Currency Unhedged Fund is to seek capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies.

(2)	Summary of Significant Accounting Policies and Other Information —

a)
Each security is valued at the current day last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter, including U.S. Treasury securities are valued at the close price, if not close, then at the latest bid price. Bank deposits are valued at acquisition cost which approximates fair value. Unlisted equity securities for which market quotations are readily available are valued at the close price, if not close, then at the most recent bid price. Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. For each of the International Fund and International Currency Unhedged Fund only, options purchased or written by each of the Funds’ are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser in accordance with procedures approved by the Board. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. The foreign markets in which the International Fund and International Currency Unhedged Fund may invest are sometimes open on days when the New York Stock Exchange is not open and the International Fund and International Currency Unhedged Fund do not calculate their net asset value. For securities that do not trade during New York Stock Exchange hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Board utilizes a service provided by an independent third party to assist in fair valuation of certain securities for the International Fund and the International Currency Unhedged Fund.  As of March 31, 2020, there were no securities that were internally fair valued.

The Funds apply the provisions of the FASB Accounting Standards Codification “Fair Value Measurement” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020 (Unaudited)

(2)	Summary of Significant Accounting Policies and Other Information — (Continued)

participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Over the counter derivatives such as forward currency contracts may be valued using quantitative models. These models may use pricing curves based on market inputs including current exchange rates or indices. These curves are combined with volatility factors to value the overall positions. The market inputs are generally significant and can be corroborated with observable market data and therefore are classified in level 2.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Funds’ investments as of March 31, 2020, based on the inputs used to value them:

	Large Cap Fund	Common Stock Fund
	Investments	Investments
Valuations	in Securities	in Securities
Assets:
Level 1 — Common Stocks	$3,384,600,900	$653,387,995
Bank Deposit Account	100,251,747	22,916,686
Total Level 1	3,484,852,647	676,304,681
Level 2 — Common Stocks	—	—
Preferred Stocks	—	—
U.S. Treasury Securities	—	24,999,519
Forward Currency Contracts	—	—
Total Level 2	—	24,999,519
Level 3 —	—	—
Total Assets	3,484,852,647	701,304,200
Liabilities:
Level 2 — Forward Currency Contracts	—	—
Total	$3,484,852,647	$701,304,200

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020 (Unaudited)

(2)	Summary of Significant Accounting Policies and Other Information — (Continued)

			International
	International	International	Currency Unhedged
	Fund	Fund	Fund
	Investments	Other Financial	Investments
Valuations	in Securities	Instruments*	in Securities
Assets:
Level 1 — Common Stocks	$865,221,179	$—	$5,340,368
Bank Deposit Account	41,140,313	—	2,593,822
Total Level 1	906,361,492	—	7,934,190
Level 2 — Common Stocks	2,705,934,927	—	17,204,016
Preferred Stocks	410,978,207	—	2,287,428
U.S. Treasury Securities	—	—	—
Forward Currency Contracts	—	195,029,279	—
Total Level 2	3,116,913,134	195,029,279	19,491,444
Level 3 —	—	—	—
Total Assets	4,023,274,626	195,029,279	27,425,634
Liabilities:
Level 2 — Forward Currency Contracts	—	(43,953,700)	—
Total	$4,023,274,626	$151,075,579	$27,425,634

*	Other financial instruments are derivative instruments, specifically forward currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

See the Schedules of Investments for investments detailed by industry classifications.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis. For financial reporting purposes, investment transactions are recorded on the trade date.

(c)
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective date of such transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

(d)
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Funds record the amortization and accretion of discounts and premiums on securities purchased using the effective interest method in accordance with GAAP. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020 (Unaudited)

(2)	Summary of Significant Accounting Policies and Other Information — (Continued)

(e)
The International Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings or to hedge certain purchase and sale commitments denominated in foreign currencies The International Currency Unhedged Fund normally does not seek to reduce currency risk by hedging its perceived foreign currency exposure back into the U.S. dollar and will generally not be exposed to currency fluctuations.  However, the Fund’s investment adviser reserves the right to temporarily hedge all or a portion of the Funds currency exposure. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily and the asset or liability therein represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. On a quarterly average there were fifteen forward currency contracts outstanding during the six month period ending March 31, 2020. These contracts are not subject to master netting agreements.  For Non-Deliverable Forward Currency Contracts (“Contract”) the Fund posts collateral, in the form of cash or cash equivalents to a segregated account at the custodian when the Contract is in an unrealized loss position. When the Contract is in an unrealized gain position, the counterparty posts collateral to a segregated account at the custodian.

The fair value of the forward currency contracts as of March 31, 2020, is included in the following location on the Statements of Assets and Liabilities for the International Fund:

		Fair Value of		Fair Value of
		Asset Forward		(Liability) Forward
	Location	Currency Contracts	Location	Currency Contracts
Forward currency	Unrealized	$195,029,279	Unrealized	$(43,953,700)
contracts	appreciation on		depreciation on
	forward currency		forward currency
	contracts		contracts

Realized and unrealized gains and losses on forward currency contracts entered into during the six month period ending March 31, 2020, are recorded in the following location on the Statements of Operations for the International Fund:

		Realized		Unrealized
	Location	(Loss)	Location	Appreciation
Forward currency	Net realized	$(50,443,208)	Net change in	$70,926,974
contracts	gain (loss) on		unrealized appreciation/
	forward currency		depreciation on
	contracts		forward currency
contracts

These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized on the Statements of Assets and Liabilities for the International Fund. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020 (Unaudited)

(2)	Summary of Significant Accounting Policies and Other Information — (Continued)

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Funds may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper or securities issued in a private placement. The Funds did not hold any restricted securities as of March 31, 2020.

(h)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies.” The Funds intend to distribute substantially all net investment company taxable income and net capital gains to their respective shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(i)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland for the Large Cap Fund, Common Stock Fund, International Fund and the International Currency Unhedged Fund and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on certain tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  During the period ending March 31, 2020, the Funds did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2019, open Federal tax years include the prior four fiscal tax years ended September 30, 2019.  The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Common Company expenses are typically allocated evenly between the Funds of the Company, or by other equitable means.

(3)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Funds each have a management agreement with Fiduciary Management, Inc. (“FMI” or the “Adviser”), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager.

Under the terms of the current Advisory agreements, effective as of December 31, 2019, the Adviser is entitled to receive a fee.  The fee is computed daily and payable at the end of each month.  The following annual percentages of the International Currency Unhedged Fund’s average daily net assets are used:

•	0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020 (Unaudited)

(3)	Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

Under the terms of the current Advisory agreements, effective as of January 1, 2019, the Adviser is entitled to receive a fee.  The fee is computed daily and payable at the end of each month.  The following annual percentages of each Fund’s average daily net assets are used:

•	Large Cap Fund: 0.65% of the assets from $0 - $2.5 billion; 0.60% of the assets from $2.5 - $5.0 billion; and 0.55% of the assets over $5.0 billion.

•	Common Stock Fund: 0.85% of the assets from $0 - $500 million; 0.80% of the assets from $500 million - $1.0 billion; 0.75% of the assets over $1.0 billion.

•	International Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

Prior to January 1, 2019, the Adviser was entitled to the following annual percentages of each Fund’s average daily net assets:

•	Large Cap Fund: 0.70% of the assets from $0 - $2.5 billion; 0.65% of the assets from $2.5 - $5.0 billion; and 0.60% of the assets over $5.0 billion.

•	Common Stock Fund: 0.90% of the assets from $0 - $500 million; 0.85% of the assets from $500 million - $1.0 billion; 0.80% of the assets over $1.0 billion.

•	International Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

The Funds are responsible for paying their proportionate share of the compensation, benefits and expenses of the Funds’ Chief Compliance Officer.  For administrative convenience, FMI initially makes these payments and is later reimbursed by the Funds.

Under the respective Investment Advisory or operating expenses limitation agreements, FMI will reimburse the Funds for expenses as follows:

	Investor Class	Institutional Class
	Expense Cap	Expense Cap
Large Cap Fund	1.20%	1.10%
Common Stock Fund	1.30%	1.20%
International Fund	1.75%	1.65%
International Currency Unhedged Fund	N/A	1.65%

For the six month period ending March 31, 2020, there were no contractual or voluntary reimbursements required for the Large Cap Fund, Common Stock Fund or International Fund. For the International Currency Unhedged Fund the since inception (December 31, 2019) to March 31, 2020 contractual reimbursement required is $27,451 and the additional voluntary reimbursement is $44,042 for a total reimbursement of $71,493. The voluntary 0.90% expense cap/reimbursement agreement for the International Currency Unhedged Fund will continue in effect until January 31, 2021, with successive renewal terms of one year unless terminated by the Adviser prior to any such renewal.  The Adviser is entitled to recoup such amounts for a one year period from the date the Adviser reduced its compensation and/or assumed expenses for the International Currency Unhedged Fund.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020 (Unaudited)

(3)	Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

The Large Cap Fund, the International Fund and the International Currency Unhedged Fund have each entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. Each Plan, if implemented, provides that the applicable Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of such Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under each Plan would be paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the period ending March 31, 2020, no such expenses were charged to the shareholders of any Fund as the Funds had not implemented the Plan.

Under the Funds’ organizational documents, each director, officer, employee or other agent of any Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

At March 31, 2020, other than with regard to the International Currency Unhedged Fund, no person is deemed to “control” a Fund, as that term is defined in the Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s Investor Class and Institutional Class shares, on a combined basis, or who acknowledges the existence of control. With regard to the International Currency Unhedged Fund, the known holdings of the Adviser and its affiliates are 30.82% of the Institutional Class shares of the International Currency Unhedged Fund as of March 31, 2020 (Investor Class shares are not currently available for sale).

(4)	Investments in Affiliated Issuers —

An issuer in which a Fund’s holdings represent 5% or more of the outstanding voting securities of an issuer is an “affiliated” issuer as defined in the 1940 Act. The International Fund and International Currency Unhedged Fund are the only Funds’ with investments in securities of an affiliated issuer held during the six months ended March 31, 2020 for the International Fund and the since inception (December 31, 2019) to March 31, 2020 period for the International Currency Unhedged Fund as set forth below:

International Fund
						Change in
	Fair Value					Fair Value
Name of	as of	Gross	Gross	Realized	Unrealized	as of	Dividend
Issuer	09/30/2019	Additions	Reductions	Gain/(Loss)	Gain/(Loss)	03/31/2020	Income
B&M European
Value Retail S.A.
(Luxembourg)+	$186,544,095	$69,331,963	$(40,613,789)	$(13,361,532)	$(54,080,735)	$147,820,002	$10,154,493
	$186,544,095	$69,331,963	$(40,613,789)	$(13,361,532)	$(54,080,735)	$147,820,002	$10,154,493

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020 (Unaudited)

(4)	Investments in Affiliated Issuers — (Continued)

International Currency Unhedged Fund

						Change in
	Fair Value					Fair Value
Name of	as of	Gross	Gross	Realized	Unrealized	as of	Dividend
Issuer	12/31/2019^	Additions	Reductions	Gain/(Loss)	Gain/(Loss)	03/31/2020	Income
B&M European
Value Retail S.A.
(Luxembourg)+	$—	$1,271,578	$—	$—	$(357,913)	$913,665	$44,894
	$—	$1,271,578	$—	$—	$(357,913)	$913,665	$44,894

+	Issuer was not an affiliate as of March 31, 2020.
^	Inception date.

(5)	Shareholder Servicing Plan —

The Funds have adopted a Shareholder Servicing Plan pursuant to which Investor Class shares, (if available), may pay financial intermediaries for assets maintained in an omnibus account at an annual rate of up to 0.15% of the average daily net assets, or an annual per account rate approved by the Board.  The Board may also authorize the Funds to pay for shareholder services outside of the plan.

For the period ending March 31, 2020, shareholder servicing fees incurred are disclosed on the Statements of Operations.

(6)	Loan Agreements

U.S. Bank, N.A. (the “Bank”) has made available to the Company a $725,000,000 umbrella credit facility, pursuant to the loan agreement (the “Agreement”) effective May 30, 2019 for the FMI Funds, Inc. (consisting of Large Cap Fund, Common Stock Fund and International Fund) for the purposes of having cash available to satisfy redemption requests and is subject to certain restrictions and covenants. Effective December 31, 2019 the Bank and FMI Funds, Inc., amended the agreement to include the International Currency Unhedged Fund. Principal is due not more than 45 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the Bank’s current prime rate minus one percent on the amount borrowed. Advances will be collateralized by securities owned by the borrowing Fund.  The Agreement is subject to renewal on May 29, 2020. During the six month period ending March 31, 2020, the International Fund is the only Fund that borrowed, at a rate of 2.25%, against the Agreement as follows:

Average	Amount Outstanding	Interest	Maximum	Maximum
Borrowings	as of March 31, 2020	Expense	Borrowing	Borrowing Date
$873,404	$—	$9,990	$83,312,000	03/17/2020

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020 (Unaudited)

(7)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On December 13, 2019, the following distributions were declared and paid to shareholders of records of the respective Funds on December 12, 2019:

	Large Cap Fund	Common Stock Fund	International Fund
Net Investment Income (Investor Class)	$18,347,245	$2,198,262	$97,089,683
Per Share Amount (Investor Class)	$0.16957224	$0.11350083	$1.14967703
Net Investment Income (Institutional Class)	$25,635,168	$2,512,216	$167,806,435
Per Share Amount (Institutional Class)	$0.19411829	$0.13806579	$1.18631611
Long-Term Realized Gain (Investor Class)	$147,813,636	$22,862,333	$0.00
Per Share Amount (Investor Class)	$1.36615	$1.18043	$0.00000
Long-Term Realized Gain (Institutional Fund)	$180,413,110	$21,478,854	$0.00
Per Share Amount (Institutional Amount)	$1.36615	$1.18043	$0.00000

(8)	Investment Transactions —

For the six month period ending March 31, 2020, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Large Cap Fund	Common Stock Fund	International Fund
Purchases	$826,072,098	$163,102,118	$1,009,610,074
Sales	1,200,035,962	73,303,619	1,696,447,193

For the International Currency Unhedged Fund the since inception (December 31, 2019) to the period ending March 31, 2020, purchases and sales of investment securities (excluding short-term investments) were as follows:

Purchases	$35,495,561
Sales	2,457,068

(9)	Income Tax Information —

The following information for the Funds is presented on an income tax basis as of September 30, 2019:

				Net
				Unrealized		Distribu-
				Appreciation	Distribu-	table
		Gross	Gross	(Depreciation)	table	Long-Term	Post-
	Cost of	Unrealized	Unrealized	on	Ordinary	Capital	October
	Investments	Appreciation(1)	Depreciation(1)	Investments(1)	Income	Gains	Losses
Large Cap
Fund	$3,499,138,989	$1,595,749,316	$(107,715,744)	$1,488,033,572	$43,982,412	$328,225,154	$(3,889,126)
Common
Stock Fund	758,413,767	228,635,768	(9,850,530)	218,785,238	4,710,477	44,341,109	(5,215,145)
International
Fund	6,825,636,658	972,958,465	(627,206,439)	345,752,026	264,895,935	—	—

(1)	Represents amounts of investments in securities, forward currency contracts and foreign currency transactions.

The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. The post-October losses as of September 30, 2019, will not be recognized for tax purposes until the first day of the following fiscal year.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020 (Unaudited)

(9)	Income Tax Information — (Continued)

The tax components of dividends paid during the six month period ending March 31, 2020 and the year ended September 30, 2019 are as follows:

	March 31, 2020		September 30, 2019
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distributions	Distributions	Distributions*	Distributions
Large Cap Fund	$43,982,413	$328,226,746	$97,113,804	$775,622,004
Common Stock Fund	4,710,478	44,341,187	7,231,614	73,711,064
International Fund	264,896,118	—	333,870,849	122,480,608

* For federal income tax purposes, distributions on short-term capital gains are treated as ordinary income distributions.

(10)	Fund Share Transactions —

	For the Six Month Period Ending		Year Ended
	March 31, 2020 (Unaudited)		September 30, 2019
Large Cap Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	4,233,253	$75,548,515	10,683,401	$203,464,338
Institutional Class	15,484,498	282,735,771	36,948,528	705,524,921
Reinvestment of dividends
and distributions
Investor Class	8,295,454	162,673,843	25,191,103	443,363,404
Institutional Class	10,281,091	201,200,945	23,563,684	414,013,932
Redemptions
Investor Class	(27,910,375)	(488,800,566)	(57,958,201)	(1,120,763,243)
Institutional Class	(27,650,256)	(513,641,246)	(53,959,104)	(1,033,345,574)
Total Investor Class	(15,381,668)	(250,578,208)	(22,083,697)	(473,935,501)
Total Institutional Class	(1,884,667)	(29,704,530)	6,553,108	86,193,279
Net increase (decrease)	(17,266,335)	$(280,282,738)	(15,530,589)	$(387,742,222)

	For the Six Month Period Ending		Year Ended
	March 31, 2020 (Unaudited)		September 30, 2019
Common Stock Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	1,133,445	$27,545,356	2,252,913	$56,983,108
Institutional Class	3,931,541	96,099,015	5,113,386	129,259,588
Reinvestment of dividends
and distributions
Investor Class	922,566	24,078,967	2,098,189	47,544,954
Institutional Class	899,124	23,476,124	1,387,411	31,452,601
Redemptions
Investor Class	(3,468,352)	(83,387,009)	(7,351,460)	(182,641,412)
Institutional Class	(3,858,674)	(76,467,346)	(5,244,744)	(135,106,726)
Total Investor Class	(1,412,341)	(31,762,686)	(3,000,358)	(78,113,350)
Total Institutional Class	971,991	43,107,793	1,256,053	25,605,463
Net increase (decrease)	(440,350)	$11,345,107	(1,744,305)	$(52,507,887)

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020 (Unaudited)

(10)	Fund Share Transactions — (Continued)

	For the Six Month Period Ending		Year Ended
	March 31, 2020 (Unaudited)		September 30, 2019
International Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	5,083,848	$154,928,064	21,049,815	$648,605,477
Institutional Class	21,802,980	646,424,076	52,123,592	1,612,621,764
Reinvestment of dividends
and distributions
Investor Class	2,958,802	95,036,724	6,716,995	194,725,691
Institutional Class	4,954,564	159,239,678	8,632,709	250,348,567
Redemptions
Investor Class	(26,130,219)	(737,411,378)	(36,691,877)	(1,128,462,232)
Institutional Class	(54,288,723)	(1,485,704,100)	(39,911,752)	(1,229,298,454)
Total Investor Class	(18,087,569)	(487,446,590)	(8,925,067)	(285,131,064)
Total Institutional Class	(27,531,179)	(680,040,346)	20,844,549	633,671,877
Net increase (decrease)	(45,618,748)	$(1,167,486,936)	11,919,482	$348,540,813

	For the Period December 31, 2019
International Currency	to March 31, 2020 (Unaudited)
Unhedged Fund	Shares	Amount
Sales
Institutional Class	1,876,072	$34,673,955
Redemptions
Institutional Class	(6,248)	(97,094)
Total Institutional Class	1,869,824	34,576,861
Net increase (decrease)	1,869,824	$34,576,861

(11)	Subsequent Events —

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain.  The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

FMI Funds, Inc.
ADDITIONAL INFORMATION (Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. It will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how each of the Funds voted proxies relating to portfolio securities is available on the Funds’ website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). The Funds’ Form’s N-Q or Part F of Form N-PORT are available on the Commission’s website. The Funds’ Forms N-Q and Part F of Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Funds, Inc.
EXPENSE EXAMPLE (Unaudited)

As a shareholder of the FMI Funds you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Funds do not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in a Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FMI Funds, Inc.
EXPENSE EXAMPLE (Unaudited) (Continued)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund
Investor Class
Actual Beginning Account Value 10/01/19	$1,000.00	$1,000.00	$1,000.00
Actual Ending Account Value 3/31/20	$810.10	$761.20	$754.20
Actual Expenses Paid During Period* 10/01/19-3/31/20	$3.71	$4.49	$3.95
Hypothetical Beginning Account Value 10/01/19	$1,000.00	$1,000.00	$1,000.00
Hypothetical Ending Account Value 3/31/20	$1,020.90	$1,019.90	$1,020.50
Hypothetical Expenses Paid During Period* 10/01/19-3/31/20	$4.14	$5.15	$4.55
Annualized Expense Ratio*	0.82%	1.02%	0.90%
Institutional Class
Actual Beginning Account Value 10/01/19	$1,000.00	$1,000.00	$1,000.00
Actual Ending Account Value 3/31/20	$810.50	$761.40	$755.00
Actual Expenses Paid During Period* 10/01/19-3/31/20	$3.03	$3.96	$3.29
Hypothetical Beginning Account Value 10/01/19	$1,000.00	$1,000.00	$1,000.00
Hypothetical Ending Account Value 3/31/20	$1,021.65	$1,020.50	$1,021.25
Hypothetical Expenses Paid During Period* 10/01/19-3/31/20	$3.39	$4.55	$3.79
Annualized Expense Ratio*	0.67%	0.90%	0.75%

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between October 1, 2019 and March 31, 2020).

FMI International
Fund II - Currency
Unhedged
Institutional Class
Actual Beginning Account Value 12/31/19	$1,000.00
Actual Ending Account Value 3/31/20	$707.50
Actual Expenses Paid During Period^ 12/31/19-3/31/20	$1.89
Hypothetical Beginning Account Value 12/31/19	$1,000.00
Hypothetical Ending Account Value 3/31/20	$1,010.08
Hypothetical Expenses Paid During Period^ 12/31/19-3/31/20	$2.22
Annualized Expense Ratio^	0.90%

^
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 90/366 (to reflect the period between December 31, 2019 (Inception date) and March 31, 2020).

FMI Funds, Inc.
ADVISORY AGREEMENTS (Unaudited)

Renewal Advisory Agreements FMI Large Cap Fund, FMI Common Stock Fund and FMI International Fund

On December 13, 2019, the Directors of FMI Funds, Inc. approved the continuation of the investment advisory agreements for the FMI Large Cap Fund (the “Large Cap Fund”), the FMI Common Stock Fund (the “Common Stock Fund”) and the FMI International Fund (the “International Fund”).  (The Large Cap Fund, the Common Stock Fund and the International Fund are sometimes referred to herein as a “Fund” and, collectively, as the “Funds”).  In advance of approving the continuation of the investment advisory agreements, the Directors who are not “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Directors”) met with their independent legal counsel.  They discussed with their independent legal counsel, in executive session, a memorandum describing their fiduciary duties with respect to approving the continuation of the investment advisory agreements and the relevant factors for their consideration of the investment advisory agreements.  As part of the discussion regarding the fiduciary duties of the Directors, the Independent Directors confirmed their understanding of the need to have asked about, and received answers to, any matters that they believe are relevant to determining whether to approve the continuation of the investment advisory agreements.

The Independent Directors also reviewed and discussed with their independent legal counsel, in executive session, all of the materials that the Funds’ investment adviser, Fiduciary Management, Inc. (the “Adviser”), had provided to the Independent Directors to assist them in their consideration of the investment advisory agreement (collectively, the “15(c) Material”).  Following this review, they concluded that the 15(c) Material addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Adviser under the investment advisory agreements, and that the 15(c) Material provided them with an understanding of the investment advisory agreements and the services that the Adviser provides the Funds.

The Independent Directors then met in general session to discuss the 15(c) Material with the other Directors and management of the Funds.  In discussing the 15(c) Material with management of the Funds, management highlighted various sections of the 15(c) Material and addressed the questions and comments of the Directors to their satisfaction.  The Directors confirmed that in considering the investment advisory agreements, they focused on the following items, among others:

•
The nature and quality of the investment advisory services provided by the Adviser, including the Adviser’s organization and operations, financial condition and stability and ownership structure; and the terms of the investment advisory agreements and how the services performed by the Adviser under the investment advisory agreements differ from those performed for other accounts managed by the Adviser.

•	A comparison of the fees and expenses of the Funds to other similar funds, including a comparison of the Funds’ total expenses and the total expense ratios.

•	A comparison of the fee structures of other accounts managed by the Adviser.

•	Whether economies of scale are recognized by the Funds, and whether existing breakpoints are appropriate.

•	The costs and profitability of the Funds to the Adviser.

•	The independence, expertise, care, and conscientiousness of the Board of Directors.

•	Short-term and long-term investment performance of the Funds.

FMI Funds, Inc.
ADVISORY AGREEMENTS (Unaudited) (Continued)

•	The other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee under the investment advisory agreements).

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Directors, meeting in executive session both before and after their general session with the other Directors and management of the Funds.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreements.  The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

The material considerations and determinations of the Directors, including all of the Independent Directors, are described below:

Nature and Quality of Investment Advisory Services

The Directors discussed the efforts of the Adviser in supervising the investment portfolios of the Large Cap Fund, the Common Stock Fund and the International Fund, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities, and the performance of the Adviser in these efforts.  They noted that the investment process employed is team-based and highly research intensive, utilizing primarily in-house, fundamental research.

Noting the research intensive process of the Adviser, the Directors considered the background and experience of the Adviser’s senior management and expertise of, and the level of attention given to the Funds by investment personnel of the Adviser, and determined that the personnel servicing the Funds are well qualified.  In addition, the Directors deliberated on the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser, concluding that they believe the services providers are respected in the industry and provide valuable services to the Funds.

The Directors concluded, based on the well qualified personnel serving the Funds and the positive performance of the Funds, adjusted for risk, as discussed herein, that the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser are good.  The Directors then assessed the risk management of the Funds, and the operation of the Funds’ compliance programs, as reported to them in discussions with the CCO of the Funds.  They noted that the Funds have not had material breaches of the compliance program, and that the CCO’s annual and quarterly reports have reflected that the compliance program is reasonably designed to prevent material violations of securities law and is operating effectively.  Based on the Directors’ assessment of the Funds’ compliance program, the Directors determined that the nature and extent of the services provided by the Adviser are appropriate to assure that the Funds’ operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

Management discussed with the Directors the fact that several variables in addition to the management fee, such as service, administrative and transaction fees could have an impact on costs to the shareholders of the Funds.  The Directors noted that the Adviser had engaged Broadridge

FMI Funds, Inc.
ADVISORY AGREEMENTS (Unaudited) (Continued)

Financial Solutions 15(c) Services to provide peer group comparative fee, expense and performance analysis for each Fund (the “15(c) Report”), to assist the Directors with their analysis on whether to continue the investment advisory agreements.  The Directors determined that they believe the methodology used in the 15(c) Report is appropriate.

In summary, the Directors noted the following: (1) the peer group comparative fee and expense analysis for the Common Stock Fund show that its net expense ratio and advisory fee are within a reasonable range of industry averages; (2) the peer group comparative fee and expense analysis for the Large Cap Fund show that its net expense ratio and advisory fee are within a reasonable range of industry averages; and (3) the peer group comparative fee and expense analysis for the International Fund show that its net expense ratio and advisory fee are within a reasonable range of industry averages.

After assessing the expense information discussed above, the Directors concluded that the expense ratios of the Funds are within the range of comparable mutual funds, and that the Funds’ fees are reasonable.

Comparison of Fee Structures of Other Accounts

The Directors believe that management of a mutual fund involves more comprehensive and substantive duties than the management of institutional separate accounts or sub-advised funds.  Mutual funds require considerable compliance, third-party oversight, and shareholder services that institutional accounts do not, due to the more retail nature of the fund shareholder and the legal and regulatory burdens associated with managing a mutual fund family.  Also, the Adviser has implemented robust shareholder communication efforts to reach potential shareholders through direct contact, through intermediaries, or via the financial press, and the Adviser does not engage in equivalent efforts for separate accounts.

Separate accounts or sub-advised funds engage the Adviser for investment management services and client service only.  And with regard to sub-advised funds, the adviser to those funds assumes some of the cash flow management duties, board maintenance, and most operational and compliance obligations and third-party oversight.

In summary, the Directors noted the following: (1) management of a mutual fund involves more comprehensive and substantive duties than the management of institutional separate accounts or sub-advised funds; (2) separate accounts and sub-advised funds do not present equivalent compliance or litigation risk to the Adviser, as separate accounts or sub-advised funds engage the Adviser for investment management services and client service only; (3) the adviser to sub-advised funds assumes some of the cash flow management duties for such funds, and it assumes the board maintenance, and most operational and compliance obligations and third-party oversight for such funds; and (4) the Adviser absorbs all costs in excess of the fees paid by the Funds for sub-transfer agent services performed by the intermediaries, which results in the cost of obtaining, retaining and servicing shareholders for the Funds being significantly higher than the costs for separately managed accounts.

Based on the materials and information discussed above, the Directors concluded that the differential in advisory fees between the Funds and the separate accounts managed by the Adviser is reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Adviser’s other clients is reasonable.

FMI Funds, Inc.
ADVISORY AGREEMENTS (Unaudited) (Continued)

Performance

The Directors then reviewed the performance and risk analysis contained in the 15(c) Report.  They noted the following, among other things: (1) for the three-year period ending September 30, 2019, the Large Cap Fund ranks in the top half of its category and the top quartile peer group for returns, standard deviation, and risk-adjusted returns; (2) while the Large Cap Fund has underperformed the benchmark S&P 500 within the last ten years, the Fund has outperformed the benchmark since inception; (3) for the three-year period ending September 30, 2019, the Common Stock Fund’s returns, standard deviation, and risk-adjusted returns rank in the top quartile in the small-cap category; (4) while the Common Stock Fund has underperformed the benchmark Russell 2000 within the last ten years, the Fund has outperformed the benchmark since inception; (5) for the three-year period ending September 30, 2019, the International Fund posted top quartile rankings for standard deviation and Sharpe ratio, but had lower returns relative to the benchmark category; (6) the International Fund outperformed the MSCI EAFE (USD) benchmark for one- and five-years and since inception; and (7) the International Fund underperformed the MSCI EAFE (Local) benchmark for one- and five-years, but outperformed this benchmark since inception.

Based on the information and materials discussed by the Directors, as reflected above, the Directors concluded that the performance of the Funds, adjusting for risk, has been satisfactory on a relative basis and more than satisfactory on an absolute basis.  They continue to believe that the Adviser’s discipline should lead to favorable results in the long-term, and concluded that continuation of the existing advisory agreements was in the best interest of the Funds’ shareholders.

Costs and Profitability

The Adviser uses a team-oriented approach so no one individual is assigned to any one of the Adviser’s clients from a portfolio management, research, trading, operations or administrative perspective.  Instead, every teammate is working on behalf of all the Adviser’s clients, including each Fund.  Accordingly, in determining the Adviser’s costs relative to the services performed on behalf of all the Adviser’s clients, the Adviser has determined to allocate its overall costs proportionately to each Adviser client based upon the percentage of that client’s assets under our management.  The Directors concluded that this method of allocation is appropriate.

In summary, the Directors noted the following: (1) the peer group comparative fee and expense analysis for the Funds show that their net expense ratios and advisory fees are within a reasonable range of industry averages; (2) the shareholder service fees paid to intermediaries by the Adviser for the benefit of the Funds significantly reduce the pre-tax profit margin to the Adviser, which results in the pre-tax profit margin for the Funds being lower than the pre-tax profit margin for all other clients of the Adviser on an aggregate basis; and (3) the Adviser’s pre-tax profit margin for the Funds compares reasonably to several publicly traded companies that the Directors reviewed.

In assessing and evaluating the information discussed above, the Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts.  This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital.  Taking this into account, following their discussion of the material presented above, the Directors concluded that the level of profitability realized by the Adviser from its provision of services to the Funds is reasonable, and that the overall expense ratios and investment advisory fees were fair and within the range of industry averages.

FMI Funds, Inc.
ADVISORY AGREEMENTS (Unaudited) (Continued)

Economies of Scale

The Directors discussed the possibility that as fund assets grow, certain fixed costs are spread over the larger asset base leading to some economies of scale, which should benefit the Funds’ shareholders.  Additionally, some variable costs, such as accounting, administration, custody and management fees are on a sliding scale relative to asset size.  Based on the materials the Directors reviewed, the Funds’ assets have risen over the fiscal years, the Funds’ expense ratios have fallen primarily as a consequence of the Adviser’s renegotiation of service contracts and the addition of management fee breakpoints.  The Directors determined that the breakpoints are at levels that will appropriately benefit shareholders by passing along economies of scale.

In summary, the Directors noted the following: (1) some variable costs, such as accounting, administration, custody and management fees are on a sliding scale relative to asset size; (2) as the Funds’ assets have risen over the fiscal years, the Funds’ expense ratios have fallen primarily as a consequence of the Adviser’s renegotiation of service contracts and the addition of management fee breakpoints; and (3) the fact that the Adviser has made significant investments into the Funds’ portfolio management and research teams.

After discussing the matters referenced above, the Directors concluded that the current fees and breakpoints were appropriate.  They noted favorably the Adviser has in the recent past voluntarily reduced the investment advisory fee for the Large Cap Fund and the Common Stock Fund, to keep those Funds more competitive in the marketplace.

Fall-Out Benefits

The Directors reviewed the Adviser’s use of research, analytical, statistical and other information and services obtained in connection with effecting trades for the Funds.  While the research, analytical, statistical and other information and services provided by brokers have substantial value, the Directors determined that such information and services are supplemental to the Adviser’s own efforts in the performance of its duties under the investment advisory agreements, and are used for the benefit of the Funds.

With regard to research services furnished by brokers through whom the Adviser effects security transactions (credits that allow the Adviser to obtain research, so-called “soft-dollars”), the Directors noted that the research may be used in servicing all of the Adviser’s accounts, not just the Funds, regardless of which security transactions generated the soft-dollars.  So, the Directors discussed with the Adviser, the Adviser’s allocation policies and procedures for soft-dollars, noting that the Adviser generally allocates soft-dollars proportionately based upon the percentage of a client’s assets under management.  The Directors determined that this allocation methodology is appropriate.

In summary, the Directors noted the following: (1) although the Adviser could derive benefits from the conversion of Fund shareholders into separate account clients, the Funds also could benefit from potential institutional shareholders who might choose to invest in the Funds because they want the Adviser’s services, but do not meet minimum separate account size requirements; (2) the Directors concluded that the research, analytical, statistical and other information and services provided by brokers are merely supplemental to the Adviser’s own efforts in the performance of its duties under the investment advisory agreements; and (3) the Directors concluded that the allocation methodology for soft-dollars is appropriate.

After discussing and evaluating the materials presented above, the Directors concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.

FMI Funds, Inc.
ADVISORY AGREEMENTS (Unaudited) (Continued)

Conclusion

After reviewing the 15(c) Material, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, concluded that the investment advisory arrangements between the Funds and the Adviser were fair and reasonable and that the continuation of the investment advisory agreements would be in the best interest of the Funds and their shareholders.  Accordingly, the Directors, including the Independent Directors voting separately, approved the continuation of the investment advisory agreements.

Approval of Advisory Agreement FMI International Fund II – Currency Unhedged

On September 20, 2019, the Directors of FMI Funds, Inc. approved the investment advisory agreement for the FMI International Fund II - Currency Unhedged (the “New Fund”).  In advance of approving the investment advisory agreement, the Directors who are not “interested persons” (as that term is defined by the Investment Company Act of 1940) of the New Fund (the “Independent Directors”) met with their independent legal counsel.  They discussed with their independent legal counsel, in executive session, a memorandum describing their fiduciary duties with respect to approving the investment advisory agreement and the relevant factors for their consideration of the investment advisory agreement.  As part of the discussion regarding the fiduciary duties of the Directors, the Independent Directors confirmed their understanding of the need to have asked about, and received answers to, any matters that they believe are relevant to determining whether to approve the investment advisory agreement.

The Independent Directors also reviewed and discussed with their independent legal counsel, in executive session, all of the materials that the New Fund’s investment adviser, Fiduciary Management, Inc. (the “Adviser”), had provided to the Independent Directors to assist them in their consideration of the investment advisory agreement (collectively, the “15(c) Material”).  Following this review, they concluded that the 15(c) Material addressed all of the relevant matters that they wanted to consider in assessing the investment advisory agreement, and that the 15(c) Material provided them with an understanding of the investment advisory agreement and the services that the Adviser will provide the New Fund.

The Independent Directors then met in general session to discuss the 15(c) Material with the other Directors and management of the New Fund.  In discussing the 15(c) Material with management of the New Fund, management highlighted various sections of the 15(c) Material and addressed the questions and comments of the Directors to their satisfaction.  The Directors confirmed that in considering the investment advisory agreement, they focused on the following items, among others:

•
The nature and quality of the investment advisory services to be provided by the Adviser, including the Adviser’s organization and operations, financial condition and stability and ownership structure; and the terms of the investment advisory agreement and how the services to be performed by the Adviser under the investment advisory agreement differ from those performed for other accounts managed by the Adviser.

•	A comparison of the fees and estimated expenses of the New Fund to other similar funds, including a comparison of the New Fund’s estimated total expenses and the total expense ratios.

FMI Funds, Inc.
ADVISORY AGREEMENTS (Unaudited) (Continued)

•	A comparison of the fee structures of other accounts managed by the Adviser.

•	Whether economies of scale are recognized by the New Fund.

•	The expected costs and profitability of the New Fund to the Adviser.

•	The independence, expertise, care, and conscientiousness of the Board of Directors.

•	The other benefits to the Adviser from serving as investment adviser to the New Fund (in addition to the advisory fee under the investment advisory agreement).

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Directors, meeting in executive session both before and after their general session with the other Directors and management of the New Fund.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreement.

The material considerations and determinations of the Directors, including all of the Independent Directors, are described below:

Nature and Quality of Investment Advisory Services

The Directors discussed the efforts of the Adviser in supervising the investment portfolios of the operating funds, directing the day-to-day management of the operating funds’ portfolios, including the purchase and sale of investment securities, and the performance of the Adviser in these efforts.  They noted that the investment process employed is team-based and highly research intensive, utilizing primarily in-house, fundamental research.

Noting the research intensive process of the Adviser, the Directors considered the background and experience of the Adviser’s senior management and expertise of, and the level of attention given to the operating funds by investment personnel of the Adviser, and determined that the personnel that will service the New Fund are well qualified.  In addition, the Directors deliberated on the quality of the material service providers to the New Fund, who will provide administrative and distribution services on behalf of the New Fund and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser, concluding that they believe the services providers are respected in the industry and will provide valuable services to the New Fund, as they currently do for the operating funds.

The Directors concluded, based on the well qualified personnel who will serve the New Fund, that the nature, extent and quality of the investment advisory services to be provided to the New Fund by the Adviser are good.

Comparative Fees and Expenses

The Directors reviewed and assessed the fees and expenses of the currently operating FMI International Fund, as the New Fund will operate in the same manner, but without using hedging techniques.  They determined, based on prior discussions, that the FMI International Fund’s net expense ratio and advisory fee are within a reasonable range of industry averages, and they concluded that the proposed advisory fee, which mirrors the advisory fee or the FMI International Fund, and estimated expense ratio of the New Fund are within the range of comparable mutual funds, and that the New Fund’s proposed fees are reasonable.

FMI Funds, Inc.
ADVISORY AGREEMENTS (Unaudited) (Continued)

Comparison of Fee Structures of Other Accounts

The Directors believe that management of a mutual fund involves more comprehensive and substantive duties than the management of institutional separate accounts or sub-advised funds.  Mutual funds require considerable compliance, third-party oversight, and shareholder services that institutional accounts do not, due to the more retail nature of the fund shareholder and the legal and regulatory burdens associated with managing a mutual fund family.  Also, the Adviser has implemented robust shareholder communication efforts to reach potential shareholders through direct contact, through intermediaries, or via the financial press, and the Adviser does not engage in equivalent efforts for separate accounts.

Separate accounts or sub-advised funds engage the Adviser for investment management services and client service only.  And with regard to sub-advised funds, the adviser to those funds assumes some of the cash flow management duties, board maintenance, and most operational and compliance obligations and third-party oversight.

In summary, the Directors noted the following: (1) management of a mutual fund involves more comprehensive and substantive duties than the management of institutional separate accounts or sub-advised funds; (2) separate accounts and sub-advised funds do not present equivalent compliance or litigation risk to the Adviser, as separate accounts or sub-advised funds engage the Adviser for investment management services and client service only; (3) the adviser to sub-advised funds assumes some of the cash flow management duties for such funds, and it assumes the board maintenance, and most operational and compliance obligations and third-party oversight for such funds; and (4) the Adviser will absorb all costs in excess of the fees paid by the New Fund for sub-transfer agent services performed by the intermediaries, which should result in the cost of obtaining, retaining and servicing shareholders for the New Fund being significantly higher than the costs for separately managed accounts.

Based on the materials and information discussed above, the Directors concluded that the differential in the proposed advisory fee between the New Fund and the separate accounts managed by the Adviser is reasonable.

Performance

The Directors noted that the New Fund has not yet begun operations, and has no performance.

Costs and Profitability

The Adviser uses a team-oriented approach so no one individual is assigned to any one of the Adviser’s clients from a portfolio management, research, trading, operations or administrative perspective.  Instead, every teammate works on behalf of all the Adviser’s clients, including the New Fund when it is operational.  Accordingly, in determining the Adviser’s costs relative to the services performed on behalf of all the Adviser’s clients, the Adviser has determined to allocate its overall costs proportionately to each Adviser client based upon the percentage of that client’s assets under our management.  The Directors concluded that this method of allocation is appropriate.

The Directors noted the following: (1) that the latest peer group comparative fee and expense analysis for the FMI International Fund showed that its net expense ratio and advisory fee were within a reasonable range of industry averages, and the New Fund is substantially similar to the FMI International Fund; and (2) the shareholder service fees expected to be paid to intermediaries by the Adviser for the benefit of the New Fund should significantly reduce the pre-tax profit margin

FMI Funds, Inc.
ADVISORY AGREEMENTS (Unaudited) (Continued)

to the Adviser, which would result in the pre-tax profit margin for the New Fund being lower than the pre-tax profit margin for all other clients of the Adviser on an aggregate basis.

Following their discussion, the Directors concluded that the expected level of profitability to be realized by the Adviser from its provision of services to the New Fund is reasonable, and that the estimated expense ratio and investment advisory fee of the New Fund are fair and within the range of industry averages.

Economies of Scale

The Directors discussed the possibility that as fund assets grow, certain fixed costs are spread over the larger asset base leading to some economies of scale, which should benefit the New Fund’s shareholders.  Additionally, some variable costs, such as accounting, administration, custody and management fees are on a sliding scale relative to asset size.  Following their discussion, the Directors concluded that the proposed advisory fee and breakpoints were appropriate to ensure that economies of scale, if recognized, are shared with investors.

Fall-Out Benefits

The Directors noted the following: (1) although the Adviser could derive benefits from the conversion of New Fund shareholders into separate account clients, the New Fund also could benefit from potential institutional shareholders who might choose to invest in the New Fund because they want the Adviser’s services, but do not meet minimum separate account size requirements; (2) the Directors concluded that the research, analytical, statistical and other information and services provided by brokers are merely supplemental to the Adviser’s own efforts in the performance of its duties under the investment advisory agreement; and (3) the Directors concluded that the allocation methodology for soft-dollars is appropriate.  Following their discussion, the Directors concluded that the other benefits to be realized by the Adviser from its relationship with the New Fund are reasonable.

Conclusion

After reviewing the 15(c) Material, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, proposed expense information and other related matters and factors deemed relevant by the Board, the Directors, including all of the Independent Directors, concluded that the investment advisory arrangement between the New Fund and the Adviser is fair and reasonable and that approval of the investment advisory agreement is in the best interest of the New Fund and its shareholders.  Accordingly, the Directors, including the Independent Directors voting separately, approved the investment advisory agreement.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited)

Performance for Period Ended March 31, 2020

			Average Annual Total Returns
	3	1	3	5	10	Since	Inception
FMI FUND / INDEX	Months(1)	Year	Year	Year	Year	Inception(1)	Date
Large Cap – Investor Class	-23.43%	-14.45%	0.94%	3.42%	8.06%	7.57%	12-31-01
S&P 500	-19.60%	-6.98%	5.10%	6.73%	10.53%	6.68%	12-31-01
Russell 1000 Value	-26.73%	-17.17%	-2.18%	1.90%	7.67%	5.86%	12-31-01
Large Cap – Institutional Class	-23.38%	-14.31%	1.07%	—	—	4.69%	10-31-16
S&P 500	-19.60%	-6.98%	5.10%	6.73%	10.53%	8.05%	10-31-16
Russell 1000 Value	-26.73%	-17.17%	-2.18%	1.90%	7.67%	1.37%	10-31-16
Common Stock – Investor Class	-27.14%	-21.00%	-2.99%	0.67%	6.76%	10.77%	12-18-81
Russell 2000	-30.61%	-23.99%	-4.64%	-0.25%	6.90%	9.19%	12-18-81
Russell 2000 Value	-35.66%	-29.64%	-9.51%	-2.42%	4.79%	10.37%	12-18-81
Common Stock – Institutional Class	-27.16%	-20.95%	-2.89%	—	—	1.48%	10-31-16
Russell 2000	-30.61%	-23.99%	-4.64%	-0.25%	6.90%	0.45%	10-31-16
Russell 2000 Value	-35.66%	-29.64%	-9.51%	-2.42%	4.79%	-3.91%	10-31-16
International – Investor Class	-28.24%	-22.49%	-5.99%	-1.58%	—	4.55%	12-31-10
MSCI EAFE Net (USD)	-22.83%	-14.38%	-1.82%	-0.62%	2.72%	2.21%	12-31-10
MSCI EAFE Net (LOC)	-20.55%	-12.58%	-1.80%	-0.15%	4.36%	4.67%	12-31-10
MSCI EAFE Value Net (USD)	-28.20%	-22.76%	-6.65%	-3.83%	0.62%	0.29%	12-31-10
International – Institutional Class	-28.20%	-22.36%	-5.84%	—	—	-3.00%	10-31-16
MSCI EAFE Net (USD)	-22.83%	-14.38%	-1.82%	-0.62%	2.72%	0.84%	10-31-16
MSCI EAFE Net (LOC)	-20.55%	-12.58%	-1.80%	-0.15%	4.36%	1.42%	10-31-16
MSCI EAFE Value Net (USD)	-28.20%	-22.76%	-6.65%	-3.83%	0.62%	-3.15%	10-31-16
International II – Currency Unhedged –
Institutional Class	-29.25%	—	—	—	—	-29.25%	12-31-19
MSCI EAFE Net (USD)	-22.83%	-14.38%	-1.82%	-0.62%	2.72%	-22.83%	12-31-19
MSCI EAFE Value Net (USD)	-28.20%	-22.76%	-6.65%	-3.83%	0.62%	-28.20%	12-31-19

(1)	Returns for periods less than one year are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

As of the Funds’ Prospectus dated January 31, 2020, the annual operating expense ratios for the Investor Class of FMI Large Cap Fund, FMI Common Stock Fund and FMI International Fund are: 0.80%, 1.01% and 0.90%, respectively.  The annual operating expense ratios for the Institutional Class of FMI Large Cap Fund, FMI Common Stock Fund, FMI International Fund and FMI International Fund II – Currency Unhedged are: 0.67%, 0.90%, 0.76% and 0.90%*, respectively.

*
Note that the annual operating expenses for the Institutional Class of FMI International Fund II – Currency Unhedged are 1.80% before the investment adviser’s voluntary reimbursement such that annual fund operating expenses do not exceed 0.90%, which will continue at least through January 31, 2021.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

Securities named in the Letters to Shareholders, but not listed in the Schedules of Investments are not held in the Funds as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus.

Risks associated with investing in the Funds are as follows:

FMI Large Cap Fund: Stock Market Risk, Medium and Large Capitalization Companies Risks, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI Common Stock Fund: Stock Market Risk, Medium and Small Capitalization Companies Risks (which includes the potential for greater volatility and less financial resources than Large-Cap Companies), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI International Fund: Stock Market Risk, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Geographic Concentration Risk, Currency Hedging Risk, Large Capitalization Companies Risk and Liquidity Risk.

FMI International Fund II – Currency Unhedged: Stock Market Risk, Non-Diversified Risk (Non-Diversified Funds are subject to higher volatility than funds that are invested more broadly). Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Geographic Concentration Risk, Large Capitalization Companies Risk, and Liquidity Risk.

For details regarding these risks, please refer to the Funds’ Summary or Statutory Prospectuses dated January 31, 2020.

For more information about the FMI Funds, call 1-800-811-5311 for a free Prospectus or Summary Prospectus.  Please read these Prospectuses carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  These Prospectuses contain this and more information about the FMI Funds.  Please read the Prospectuses or Summary Prospectuses carefully before investing.

The Standard and Poor’s 500 Index (S&P 500) consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The S&P’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding).  Stocks may be added or deleted from the Index from time to time.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index includes equities that exhibit value characteristics and the Russell 1000 Growth Index includes equities that exhibit growth characteristics.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Value Index includes equities that exhibit value characteristics and the Russell 2000 Growth Index includes equities that exhibit growth characteristics.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  Index results are inclusive of dividends and net of foreign withholding taxes.  The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Index is calculated in local currency (LOC) as well as in U.S. Dollars (USD).  The concept of a LOC calculation excludes the impact of currency fluctuations.  All currencies of listing are considered in the Index calculation in LOC where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator.  As a consequence, the FX factor drops out of the equation.  The USD calculation includes exchange rates at t and t-1.  Therefore, the LOC calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD.

The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The MSCI EAFE Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI EAFE is a service mark of MSCI Barra.

All indices are unmanaged. These indices are used herein for comparative purposes in accordance with the Securities and Exchange Commission regulations. It is not possible to invest directly into an index.

GLOSSARY

CAGR – Compound Annual Growth Rate – the mean annual growth rate of an investment over a specified period.

EBITDA – Earnings Before Interest Taxes Depreciation and Amortization – net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

EV/EBITDA – Enterprise Value to Earnings Before Interest Taxes Depreciation and Amortization – a measure of the value of a stock that compares a company’s enterprise value (market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents) to its earnings before interest taxes depreciation and amortization. EV/EBITDA is one of several fundamental indicators that investors use to determine whether a stock is priced well. The EV/EBITDA multiple is also often used to determine a company’s valuation in the case of a potential acquisition.

EV/Sales – Enterprise-Value-To-Sales – a valuation measure that compares the enterprise value of a company to the company’s sales. EV/sales gives investors an idea of how much it costs to buy the company’s sales.

GDP – Gross Domestic Product – the monetary value of all finished goods and services produced within a country’s borders in a specific time period.

Net Debt-to-Capitalization – measurement of the total amount of outstanding company debt as a percentage of a company’s total capitalization. The ratio is an indicator of the company’s leverage.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

Net Debt-to-EBITDA – measurement of the total amount of outstanding company debt as a percentage of EBITDA. The ratio is an indicator of the company’s ability to pay its debt.

NOI – Net Operating Income – a calculation used to analyze the profitability of income-generating real estate investments. NOI equals all revenue minus reasonably necessary operating expenses, excluding principal and interest payments on loans, capital expenditures, depreciation, and amortization.

P/E ratio – Price-to-earnings ratio – the ratio for valuing a company that measures its current share price relative to its per-share earnings.

Price-to-sales ratio – a valuation ratio that compares a company’s stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues. It can be calculated either by dividing the company’s market capitalization by its total sales over a 12-month period, or on a per-share basis by dividing the stock price by sales per share for a 12-month period.

ROE – Return on Equity – Return on equity is the amount of net income returned as a percentage of shareholders’ equity and measures a company’s profitability by revealing how much profit a company generates with the money shareholders have invested.

ROIC – Return on Invested Capital – a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The return on invested capital measure gives a sense of how well a company is using its money to generate returns.

Sum-of-the-parts valuation – a process of valuing a company by determining what its aggregate divisions would be worth if they were spun off or acquired by another company.

Reference definitions found at Investopedia.com

Distributed by Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530

(This Page Intentionally Left Blank.)

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund	FMI International Fund II –
Currency Unhedged

100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN	PATRICK J. ENGLISH
ROBERT C. ARZBAECHER	REBECCA W. HOUSE
JOHN S. BRANDSER	PAUL S. SHAIN
LAWRENCE J. BURNETT	ROBERT J. VENABLE

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN	INDEPENDENT REGISTERED
U.S. BANK, N.A.	PUBLIC ACCOUNTING FIRM
Milwaukee, Wisconsin	COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, LLC	LEGAL COUNSEL
Garden City, New York	FOLEY & LARDNER LLP
Milwaukee, Wisconsin

FMI Funds, Inc.

1-800-811-5311

www.fmifunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures are effective, as of a date within 90 days of the filing of this report, based on their evaluation of the Registrant’s disclosure controls and procedures.

(b)
There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) There was no change in registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Funds, Inc.
Registrant

By /s/ John S. Brandser
      John S. Brandser, President/Principal Executive Officer

Date   May 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ John S. Brandser
      John S. Brandser, President/Principal Executive Officer

Date   May 1, 2020

By /s/ John S. Brandser
      John S. Brandser, Treasurer/Principal Financial Officer

Date   May 1, 2020